UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant [  ]

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Daktronics, Inc.
(Name of Registrant as Specified in its Charter)

_________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DAKTRONICS, INC.
331 32nd Avenue
Brookings, South Dakota 57006

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
 TO BE HELD ON WEDNESDAY, AUGUST 15, 2007

Notice is hereby given that the 2007 Annual Meeting of Shareholders (the “Annual Meeting”) of Daktronics, Inc. (the “Company”) will be held at the Company’s headquarters, 331 32nd Avenue, Brookings, South Dakota 57006 on Wednesday, August 15, 2007, at 7:00 p.m. Central Daylight Time, for the following purposes:

1.	To elect three Directors to serve for a three-year term that expires on the date of the Annual Meeting of Shareholders in 2010 or until their successors are duly elected;
2.	To approve the 2007 Stock Incentive Plan and to approve 4,000,000 shares as available for issuance under the 2007 Stock Incentive Plan;

3.	To ratify the appointment of Ernst & Young LLP, as our independent registered public accounting firm for fiscal year 2008; and

4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Only the shareholders of record of our common stock at the close of business on June 20, 2007 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote by proxy either by phone, by Internet or by signing and returning the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. See the instructions on the Proxy Card for your voting options. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

By Order of the Board of Directors,

Carla S. Gatzke
Corporate Secretary

Brookings, South Dakota
June 29, 2007

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE BY PHONE, BY INTERNET OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

Daktronics, Inc.

DAKTRONICS, INC.

PROXY STATEMENT
FOR 2007 ANNUAL MEETING OF SHAREHOLDERS

PROCEDURAL MATTERS

General

        This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Daktronics, Inc. (the “Company”) for use at our Annual Meeting of Shareholders to be held on Wednesday, August 15, 2007 at Daktronics, Inc., 331 32nd Avenue, Brookings, South Dakota at 7:00 p.m. Central Daylight Time, and at any adjournment thereof (the “Annual Meeting”), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

        These proxy solicitation materials, together with our fiscal year 2007 Annual Report to Shareholders, were mailed on or about July 6, 2007 to all shareholders entitled to vote at the Annual Meeting.

        In this Proxy Statement, “Daktronics”, “Company”, “registrant”, “we”, “us” and “our” refer to Daktronics, Inc.

Record Date

        Shareholders of record at the close of business on June 20, 2007 (the “Record Date”) are entitled to notice of and to vote at the meeting. As of the Record Date, there were 39,639,873 shares of our common stock outstanding and entitled to vote held by 498 shareholders of record.

Voting at the Annual Meeting

        The holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the 2007 Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is present. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Each share is entitled to one vote on all matters submitted to a vote. However, with respect to the election of Directors, every shareholder shall have the right to cast a number of votes equal to the number of Directors to be elected at the Annual Meeting multiplied by the number of shares the shareholder is entitled to vote. Shareholders may cast all votes for one nominee or divide the votes as they choose among two or three nominees. Shares abstaining will be treated as not voted. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Vote Requirements

        A plurality of the votes cast is required for the election of directors. This means that the director nominee with the most votes for a particular slot is elected for that slot. Only votes “for” or “withheld” affect the outcome. Abstentions are not counted for purposes of the election of directors.

        The affirmative vote of a majority of the shares of common stock represented at the Annual Meeting, either in person or by proxy, assuming a quorum is present, is required to approve the proposed 2007 Stock Incentive Plan and to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. Abstentions and, if applicable, broker non-votes, are not counted as votes “for” or “against” these proposals.

How Votes are Submitted

        If the shares of our common stock are held directly in the name of the shareholder, he or she can vote on matters to come before the meeting as follows:

•	By completing, dating and signing the enclosed proxy and returning it to us in the enclosed postage-paid envelope; or
•	By written ballot at the meeting; or
•	By phone, by calling 1-800-690-6903; or
•	By Internet, at http://www.proxyvote.com.

        Shareholders whose shares of our common stock are held in “street name” must either direct the record holder of their shares as to how to vote their shares of common stock or obtain a proxy from the record holder to vote at the meeting. “Street name” shareholders should check the voting instruction cards used by their brokers or nominees for specific instructions on methods of voting, including by telephone or using the Internet.

        Participants in the Daktronics, Inc. 401(k) Plan (the “401(k) Plan”) who hold our common stock in the 401(k) Plan are entitled to instruct the trustee of the 401(k) Plan how to vote their shares. Each participant will receive a voting instruction card to direct the trustee to vote his or her shares. If a participant does not timely return a completed voting instruction card, the trustee will vote the shares allocated to that participant in the same proportion as the shares which are voted by all other participants under the 401(k) Plan.

Proxies

        All shares entitled to vote and represented by properly executed proxies received before the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies, if they are not revoked before the vote as described below. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, the proxy holders will have discretion to vote on those matters in accordance with their best judgment.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by either:

•	delivering a written notice of revocation or a duly executed proxy bearing a later date, or
•	attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not itself revoke a proxy).

        To be effective, any written notice of revocation or subsequent proxy must be received before the taking of the vote at the Annual Meeting.

Expenses of Solicitation

         All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by us. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Our Directors, officers and employees may also solicit proxies in person or by telephone, e-mail, letter or facsimile. Such Directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

Procedure for Submitting Shareholder Proposals

          Shareholders may present proper proposals for inclusion in our proxy materials for consideration at the next annual meeting of our shareholders by submitting their proposals to us in a timely manner. In order to be included in our proxy materials for the next annual meeting, shareholder proposals must be received by us no later than March 1, 2008 and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

        For any proposal that is not submitted for inclusion in next year’s Proxy Statement but is instead sought to be presented directly at the 2008 Annual Meeting of Shareholders, management may vote proxies in its discretion if we: (a) receive notice of the proposal before the close of business on May 15, 2008 and advise shareholders in the 2008 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (b) do not receive notice of the proposal before the close of business on May 15, 2008. Notices of intention to present proposals at the 2008 Annual Meeting of Shareholders should be addressed to Corporate Secretary, Daktronics, Inc., 331 32nd Avenue, Brookings, South Dakota 57006.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of common stock as of June 20, 2007, the Record Date, by each of our Directors, by each executive officer named in the Summary Compensation Table, by all Directors and executive officers as a group, and by each shareholder who is known by us to own beneficially more than 5% of our outstanding common stock.

		Amount and Nature of	Percent of
Name and Address of Beneficial Owners	Note	Beneficial Ownership(1)	Outstanding Shares(2)
Named Officers and Directors:
Dr. Aelred J. Kurtenbach	(3)	2,841,616	7.0%
James B. Morgan	(4)	1,683,988	4.2%
Frank J. Kurtenbach	(5)	884,715	2.2%
Byron J. Anderson	(6)	8,000	*
Robert G. Dutcher	(7)	44,000	*
Nancy D. Frame	(8)	81,000	*
John L. Mulligan	(9)	40,000	*
Dr. Duane E. Sander	(10)	1,060,792	2.6%
James A. Vellenga	(11)	90,000	*
William R. Retterath	(12)	67,285	*
Reece A. Kurtenbach	(13)	304,696	*
Bradley T. Wiemann	(14)	156,385	*
All Directors and executive officers as a group
(12 persons)		7,276,477	18.0%

*	Less than 1%.
(1)

For purposes of this table, a person or group of persons is deemed to beneficially own shares issuable upon the exercise of options that are currently exercisable or that become exercisable within sixty days after June 20, 2007.

(2)	Based on 39,639,873 shares of common stock outstanding as of June 20, 2007.
(3)	Includes 223,504 shares issuable pursuant to currently exercisable stock options, 1,280,910 shares owned by spouse and 50,000 shares held in Al and Irene Kurtenbach Foundation.
(4)	Includes 137,200 shares issuable pursuant to currently exercisable stock options, 40,205 shares held through the 401(k) Plan and 5,840 shares held by his children.
(5)	Includes 492 shares held through the 401(k) Plan and 229,490 shares held by his spouse.
(6)	Includes 8,000 shares issuable pursuant to exercisable stock options.
(7)	Includes 44,000 shares issuable pursuant to exercisable stock options.
(8)	Includes 44,000 shares issuable pursuant to exercisable stock options.
(9)	Includes 16,000 shares issuable pursuant to exercisable stock options.
(10)	Includes 88,000 shares issuable pursuant to exercisable stock options, 477,264 shares held in Phyllis A. Sander Living Trust and 485,404 held in trust for the benefit of Dr. Sander.
(11)	Includes 54,000 shares issuable pursuant to exercisable stock options.
(12)	Includes 56,400 shares issuable pursuant to exercisable stock options and 7,008 shares held through the 401(k) Plan.
(13)	Includes 82,400 shares issuable pursuant to exercisable stock options, 16,114 shares held through the 401(k) Plan and 32,000 shares held by his children.
(14)	Includes 90,400 shares issuable pursuant to exercisable stock options, 23,204 shares held through the 401(k) Plan and 400 shares held by his spouse.

PROPOSAL ONE
ELECTION OF DIRECTORS

General

        Our Board of Directors currently consists of nine persons, divided into three classes serving staggered three-year terms of office. There are three Directors (James B. Morgan, John L. Mulligan, and Duane E. Sander) whose terms expire at the 2007 Annual Meeting or until their successors are named, three Directors (Aelred J. Kurtenbach, Robert G. Dutcher, and Nancy D. Frame) whose terms expire at the 2008 Annual Meeting or until their successors are named, and three Directors (Byron J. Anderson, Frank J. Kurtenbach, James A. Vellenga) whose terms expire at the 2009 Annual Meeting or until their successors are named. The Nominating and Corporate Governance Committee has recommended to the Board of Directors that Mr. Morgan, Mr. Mulligan and Dr. Sander be nominated as the Directors to be elected at the 2007 Annual Meeting, and the Board of Directors has approved that recommendation.

Vote Required

        See “Procedural Matters – Vote Requirements” for a description of the votes required for the election of Directors.

        The Board of Directors recommends a vote “For” the election of all nominees for the Directors named below.

       Directors and Nominees for Director

         The following table sets forth the name, age and certain other information about each nominee for Director as of record date:

Name	Age	Principal Occupation	Committees Served On

James B. Morgan	60	President and Chief Executive Officer	None
John L. Mulligan	68	Financial Advisor, Morgan Stanley	Audit
Dr. Duane E. Sander	69	Retired	Nominating and Corporate Governance

        James B. Morgan joined the Company in 1969 as a part-time engineer while earning his M.S. degree in electrical engineering from South Dakota State University. He became President and Chief Operating Officer of the Company in 1999 and Chief Executive Officer in 2001. He served as its Vice President, Engineering, with responsibility for product development, contract design, project management and corporate information systems, from 1976 to 1999. Mr. Morgan has also served as a Director of the Company since 1984.

        John L. Mulligan was elected as a Director in 1993. Since 1999, he has been employed as a Vice President and financial advisor with Morgan Stanley in the same capacity as when he was employed with Mesirow Financial from late 1990 through mid-1993 and again from 1994 through 1998. In 1993 and 1994, he served as principal of Mulligan Financial, a financial services firm that he founded. From 1967 to March 1990, he served as President, Chairman, Chief Executive Officer and a Director of American Western Corporation. Mr. Mulligan is also a certified public accountant.

        Duane E. Sander, Ph.D. is a co-founder of the Company and has served as a Director since its incorporation. He also served as Corporate Secretary from incorporation until 2001. From 1990 to 1999, he served as Dean of Engineering at South Dakota State University, and he has taught electrical engineering courses and directed biomedical research projects since 1967.

        The identity of the remaining Directors and certain information about them as of the Record Date are set forth below:

        Byron J. Anderson is currently retired. Before his retirement, from 1999 to 2004 he served in various capacities at Agilent Technologies, Inc., most recently as Senior Vice President managing business groups located in the United States, Europe, Japan and Asia, which included worldwide sales and service activities. Before working with Agilent, he held various senior positions with Hewlett-Packard Company, ending his career there as a vice president responsible for a business unit serving the communications industry. He holds an MBA from Harvard University and an electrical engineering degree from South Dakota State University. He has been a Director of the Company since 2005.

        Frank J. Kurtenbach joined the Company in 1979 as Sales Manager of the Standard Scoreboard Division, which was expanded to include other products in 1981. He served as Sales Manager for the Company from 1982 through 1993, as a Director since 1984 and as a Vice President since 1993. Mr. Kurtenbach has a M.S. degree in physical education and recreation from South Dakota State University. Aelred Kurtenbach and Frank Kurtenbach are brothers.

        James A. Vellenga was elected as a Director in 1997 and is currently retired. He spent 46 years in the computer and integrated circuit industry in various senior management positions involved in product development and operations. His most recent position was as President and Chief Executive Officer of BSFX Corp., a company involved in the research of fibers for reinforcing concrete. He holds a B.S. degree in electrical engineering from South Dakota State University.

        Robert G. Dutcher is the Chairman, President and Chief Executive Officer of Possis Medical, Inc., a publicly-held medical device company located in Minneapolis, Minnesota. Before joining Possis Medical in 1985, he was with Medtronics, Inc. for 12 years, most recently as Director of Research and Development. He previously worked in an engineering capacity for Control Data Corporation and Honeywell, Inc. Mr. Dutcher holds a B.S. degree in electrical engineering from South Dakota State University and an M.S. degree in electrical engineering from the University of Minnesota. He has been Director of the Company since 2002.

        Nancy D. Frame was Deputy Director of the United States Trade and Development Agency in Washington, D.C., a position she held from 1986 to 1999, when she retired. From 1976 to 1986, she held various positions in the legal profession, specializing in international trade and commercial law. She obtained her law degree from Georgetown University, Washington, D.C., and has been a Director of the Company since 1999.

        Aelred J. Kurtenbach, Ph.D. is a co-founder of the Company and has served as a Director and Chairman of the Board since its incorporation in 1968. He served as President of the Company until 1999, Chief Executive Officer until 2001, and Treasurer until 1993. Dr. Kurtenbach holds B.S., M.S. and Ph.D. degrees in electrical engineering from the South Dakota School of Mines and Technology, the University of Nebraska and Purdue University, respectively.

Independent Directors

        Our Nominating and Governance Committee has determined that each of Messrs. Sander, Vellenga, Mulligan, Frame, Dutcher and Anderson are “independent,” as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of The NASDAQ Stock Market, Inc. (“NASDAQ”).  Accordingly, the board is composed of a majority of independent directors as required by the NASDAQ Marketplace Rules.

CORPORATE GOVERNANCE

Meetings of the Board of Directors and Committees

        Members of the Board of Directors are kept informed regarding our business through discussions with the Chairman, the Chief Executive Officer, the Chief Financial Officer, and key members of management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

        During fiscal 2007, the Board of Directors held nine meetings (including regularly scheduled and special meetings), the Audit Committee met six times, the Compensation Committee met four times and the Nominating and Corporate Governance Committee met three times. All of the incumbent directors attended at least 75% of the meetings of the Board of Directors and committees, if any, upon which such directors served. There were no actions taken by the Board of Directors by written consent during the year.

Executive Sessions of the Board

        The board has formally adopted a policy of meeting in executive session, with only independent directors being present, on a regular basis.  During fiscal year 2007, the board met in executive session three times.

Annual Meeting Attendance Policy

          As set forth in our Corporate Governance Guidelines, members of the Board of Directors are expected to devote sufficient time and attention to prepare for, attend and participate in Board meetings, shareholder meetings and meetings of Committees of the Board on which they serve.

Code of Conduct

        The Board of Directors has adopted our Code of Conduct, which applies to all of our employees, officers and Directors as provided in our Annual Report to Shareholders. Included in the Code of Conduct are ethics provisions that apply to our Chief Executive Officer, Chief Financial Officer, and all other financial and accounting management employees. Copies of the Code of Conduct are available on our website at http://www.daktronics.com.

Policy and Procedures with Respect to Related Person Transactions

        On May 24, 2007, our board of directors adopted a written Policy and Procedures with Respect to Related Person Transactions, which the Audit Committee oversees.  Under the policy, a “related party transaction” is a transaction, arrangement or relationship in which the Company was, is or will be a participant, the amount involved exceeds $120,000, and in which any “related person” had, has or will have a direct or indirect material interest.  The policy generally defines a “related person” as a director, executive officer or beneficial owner of more than 5% of any class of our voting securities and any immediate family member of any of the foregoing persons.

        Under the policy, prior notice must be provided to our Corporate Counsel of the facts and circumstances involved in the potential related person transaction. If the Corporate Counsel determines that the transaction is a related person transaction, he must submit it to the Audit Committee or the Chair of the Audit Committee for review and, if appropriate, approval.  The policy provides that, on an annual basis, the Audit Committee shall review any previously approved Related Person Transaction that is ongoing.  The policy also provides that proposed charitable contributions or pledges of charitable contributions of at least $120,000 by the Company made to or at the request of a related person are subject to prior review by the Audit Committee or the Chair of the Audit Committee.

Committees of the Board of Directors

        The Board of Directors currently has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

        Audit Committee. During fiscal year 2007, our Audit Committee consisted of Mr. Mulligan (Chairperson), Ms. Frame and Mr. Vellenga. Each Audit Committee member satisfies the audit committee independence standards of The NASDAQ Global Market. The Board of Directors has determined that Mr. Mulligan is qualified as an “audit committee financial expert,” as that term is defined in the applicable regulations of the Securities and Exchange Commission (the “SEC”). The Audit Committee appoints and provides for the compensation of the independent registered public accounting firm, reviews the scope and findings of the completed audit, reviews the adequacy and effectiveness of our accounting policies and system of internal accounting controls and oversees our policy and procedures with respect to related person transactions. A copy of the Audit Committee’s Charter can be found on our website at http://www.daktronics.com.

        Compensation Committee.    During fiscal year 2007, our Compensation Committee consisted of Mr. Dutcher (Chairperson), Mr. Anderson and Mr. Vellenga. All of the Compensation Committee members satisfy the independence requirements of The NASDAQ Global Market. The Compensation Committee annually reviews and acts upon the Chief Executive Officer’s compensation package, reviews compensation policy for the other employees, and acts upon management recommendations concerning employee stock options, bonuses and other compensation and benefit plans. A copy of the Compensation Committee’s Charter can be found on our website at http://www.daktronics.com.

        Nominating and Corporate Governance Committee.    During fiscal year 2007, our Nominating and Corporate Governance Committee (the “Nominating Committee”) consisted of Ms. Frame (Chairperson), Mr. Anderson and Dr. Sander. All of the Nominating Committee members satisfy the independence requirements of The NASDAQ Global Market. Our Nominating Committee advises and makes recommendations to the Board of Directors on all matters concerning the selection of candidates as nominees for election as Directors, develops and recommends to the Board of Directors corporate governance guidelines, and provides oversight with respect to corporate governance and ethical conduct. The responsibilities of the Nominating Committee are set forth in the Nominating and Corporate Governance Committee Charter. A copy of the Nominating Committee’s Charter and our Corporate Governance Guidelines can be found on our website at http://www.daktronics.com.

        The information below describes the criteria and process that the Nominating Committee uses to evaluate future candidates to the Board of Directors:

Criteria for Nomination to the Board of Directors

        The Nominating Committee will consider the appropriate balance of experience, skills and characteristics required of members of the Board of Directors. Nominees will be selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytic inquiries, understanding of our business environment and willingness to devote adequate time to Board duties. The Nominating Committee will seek to ensure that at least a majority of the Directors are independent under the rules of The NASDAQ Global Market, that members of the Audit Committee meet the financial literacy requirements under the rules of The NASDAQ Global Market, and that at least one member of the Audit Committee qualifies as an “audit committee financial expert” under the rules of the SEC.

Shareholder Proposals for Nominees

        The Nominating Committee will consider written proposals from shareholders for nominees for Director. Any such nominations should be submitted to the Nominating Committee in the care of our Corporate Secretary and should include (at a minimum) the following information: (a) all information relating to such nominee that is required to be disclosed in Schedule 14A under the Securities Exchange Act of 1934 (including appropriate biographical information); (b) other board memberships; (c) such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a Director, if elected; (d) the name(s) and address(es) of the shareholder(s) making the nomination and the number of shares of our common stock which are owned beneficially and of record by such shareholder(s); and (e) a statement as to the qualifications of the nominee. Shareholder proposals should be submitted by the March 1, 2008 deadline described under the caption, “Procedural Matters – Procedure for Submitting Shareholder Proposals” above.

        The Nominating Committee will not change the manner in which it evaluates candidates for Board nominees, including the applicable criteria set forth above, based on whether the candidate was recommended by a shareholder. To date, we have not received any shareholder proposals to nominate a Director.

Process for Identifying and Evaluating Nominees

        The process for identifying and evaluating nominees to the Board of Directors will be initiated by identifying candidate(s) who meet the criteria for selection as a nominee and have the specific qualities or skills being sought based on input from members of the Board and others to the extent determined by the Nominating Committee. These candidate(s) will be evaluated by the Nominating Committee by reviewing the candidates’ biographical information and qualifications and, if necessary, by checking references. Qualified nominees shall meet with at least one member of the Nominating Committee and with at least one other member of the Board. The Nominating Committee will decide which of the prospective candidates to recommend to the Board for selection as nominees to be presented for the approval of the shareholders or for appointment to fill a vacancy.

Board Nominees for the 2007 Annual Meeting

         The Board nominees for this Annual Meeting - James B. Morgan, John L. Mulligan, and Dr. Duane E. Sander - were selected by the Board of Directors as a whole in May 2007.

Board of Directors’ Evaluation

        On an ongoing basis, the Nominating Committee facilitates a process to determine whether the Board of Directors and its Committees are functioning effectively. The results of this process are reported to the Board for discussion.

How to Contact the Board of Directors

        Shareholders wishing to contact our Directors may do so by writing to them at the following address: Corporate Secretary, Daktronics, Inc., 331 32nd Avenue, Brookings, South Dakota 57006. All letters received will be forwarded to the Directors.

Compensation Committee Interlocks and Insider Participation

          During fiscal year 2007, none of our executive officers served on the board of directors or compensation committee of another company that had an executive officer serve on our Board of Directors or our Compensation Committee. Dr. Sander was a part-time employee during the Company’s early years. Through fiscal year 2001, he served as Corporate Secretary of the Company but was not an employee or executive officer of the Company.

Director Compensation

        The following table sets forth information about the compensation paid to and earned by our directors for the year ended April 28, 2007:

FISCAL 2007 DIRECTOR COMPENSATION

Name(1)	Fees Earned or Paid in Cash(2))	Option Awards(4)		Total Compensation

Byron J. Anderson	$16,000	$64,437	(3)	$80,437
Robert G. Dutcher	16,000	30,862		46,862
Nancy D. Frame	18,000	30,862		48,862
John L. Mulligan	18,000	34,692		52,692
Dr. Duane E. Sander	15,000	34,692		49,692
James A. Vellenga	17,000	53,173	(3)	70,173

(1)

As employees of the Company, James B. Morgan, the President and Chief Executive Officer, Aelred J. Kurtenbach, Chairman of the Board, and Frank J. Kurtenbach, Vice President, received no director fees from us during fiscal year 2007 and are therefore not included in the table.

(2)	Consists of fees earned for fiscal year 2007 and paid in fiscal year 2007 or fiscal year 2008.
(3)

On August 16, 2006, Mr. Anderson and Mr. Vellenga each received a stock option award with a grant date fair value of $22.785 per share (24,000 shares). The grant date fair values were computed in accordance with Statement of Financial Accounting Standard ("SFAS")No. 123(R).

(4)

As of April 28, 2007, the following non-employee directors had outstanding options to purchase the following number of shares of our common stock, all of which had been granted under our 1993 Outside Directors Stock Option Plan or 2001 Outside Directors Stock Option Plan: Mr. Anderson (32,000 shares, of which options to purchase 8,000 shares that were exercisable), Mr. Dutcher (60,000 shares, of which options to purchase 44,000 shares were exercisable), Ms. Frame (60,000 shares, of which options to purchase 44,000 shares were exercisable), Mr. Mulligan (24,000 shares, of which options to purchase 16,000 shares were exercisable), Mr. Sander (96,000 shares, of which options to purchase 88,000 shares were exercisable) and Mr. Vellenga (78,000 shares, of which options to purchase 54,000 shares were exercisable).

        Non-employee Director Fees.  For 2007, each non-employee director received an annual retainer of $4,000, plus $2,500 for each Board of Directors meeting attended in person and the following annual retainers for committee membership:

	Chair	Other Members

Audit Committee	$4,000	$2,000
Compensation Committee	$2,000	$1,000
Governance and Nominating Committee	$2,000	$1,000

        1993 and 2001 Directors Stock Option Plans.  The 1993 Outside Directors Option Plan and the 2001 Outside Directors Option Plan (the “Directors Plans”) were intended to assist us in attracting, motivating and retaining well-qualified individuals to serve as our directors.  The Directors Plans provided for the automatic grant of options up to a predefined level.  The only individuals eligible to receive options under the Directors Plans were members of our board of directors who were not our employees.  The Directors Plans provide that the total number of shares of our common stock that may be purchased upon the exercise of options could not exceed 800,000 shares, subject to adjustment.  The Directors Plans were administered by our Board of Directors through our Compensation Committee.

        During the terms of the Directors Plans, all grants of stock options were automatically awarded at or below the maximum level permitted by the Directors Plans which was up to 36,000 shares upon their initial appointment or re-election to the Board of Directors.  During fiscal 2007, under the 2001 Outside Directors Plan, Mr. Vellenga and Mr. Anderson received automatic grants of stock options to purchase 24,000 shares on their re-election to the Board of Directors.  On June 20, 2007, there were options to purchase 350,000 shares outstanding under the Directors Plans, all of which were automatic grants.

        All options granted to non-employee directors under the Directors Plans are non-qualified options not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.  Payment for shares upon exercise of any automatic or discretionary options granted to non-employee directors under the Directors Plans may be made in cash, in shares of our common stock that have been owned for more than six months having an aggregate fair market value on the date of exercise which is not less than the exercise price of the shares of common stock being purchased, partly in cash and partly in such shares, or by the delivery of irrevocable instructions to a broker to sell shares of common stock obtained upon the exercise of an option and to deliver to us an amount out of the proceeds of such sale equal to the aggregate exercise price of the shares being purchased.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires that our Directors, executive officers, and persons who own more than 10% of a registered class of our equity securities (“10% Shareholders”) file with the SEC and the National Association of Securities Dealers, Inc. reports of ownership on Form 3 and reports of change in ownership on Form 4 or Form 5. Such Directors, executive officers and 10% shareholders are also required by rules of the SEC to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on a review of copies of such forms submitted to us or written representations from certain reporting persons, we believe all required reports were filed on a timely basis during fiscal year 2007.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Components

        We compete in a competitive market for personnel, both for executives and for non-executive employees.  Desirable candidates for employment at Daktronics may also have opportunities from many other attractive employers, such as multi-national companies, venture-backed or fast-growing technology companies and manufacturing institutions.  Our long-term success depends on our ability to develop and market innovative visual display and sound systems. In addition, the competitive nature of our business pressures us to continually improve productivity in all that we do. To achieve these goals, it is critical that we be able to attract, motivate and retain highly talented individuals at all levels of the organization.

        The Compensation Committee of our Board of Directors bases its executive compensation programs on the same objectives that guide us in establishing all of our compensation programs:

•

Compensation should be based on the level of job responsibility, individual performance and Company performance. As employees progress to higher levels in the organization, an increasing proportion of their pay should be linked to our performance because they are more able to affect the Company's results.

•	Compensation should reward performance, and the objectives of pay-for-performance and retention must be balanced.
•

Compensation should reflect the value of the job in the marketplace. To attract and retain a highly skilled work force, we must remain competitive with the pay of other premier employers who compete with us for talent.

•

Although compensation and benefit programs and individual pay levels will reflect differences in performance, job responsibilities, geographies and marketplace considerations, the overall structure of compensation and benefit programs should be broadly similiar across the organization. Perquisites for executives should be rare and limited to those that are important to the executive's ability to safely and effectively carry out his or her responsibilities.

        The Compensation Committee is responsible for assuring that compensation for our executives is consistent with our compensation philosophy.  The Compensation Committee reviews our compensation philosophy and trends in our industry to ensure that our executive compensation program is competitive and attracts and retains talented management, motivates our executives to achieve short- and long-range corporate objectives, and aligns the motivation and interests of the executives with the interests of our shareholders.

        The Compensation Committee administers our equity-based compensation and management incentive programs and other compensation initiatives identified by the Board.  The Compensation Committee reviews and approves each executive’s base pay, bonus and equity incentives annually.

        We view the various components of compensation as related but distinct.  Although the Compensation Committee reviews and considers total compensation for each executive officer, we do not believe that significant compensation derived from one component of compensation should necessarily negate or reduce compensation from other components.  We determine the appropriate level for each compensation component based in part, but not exclusively, on the following factors:

•	internal equity and consistency;
•	individual performance;
•	the executive compensation paid by other companies with which we compete for executive talent; and
•	company performance.

        The Compensation Committee has not adopted any formal policies or guidelines for allocating compensation between long-term and currently paid-out compensation, between cash and non-cash compensation, or among different forms of non-cash compensation, although it has a preference for a material amount of “at risk” compensation based on our financial goals.

Role of Executive Officers in Compensation Decisions

        During several meetings with the Compensation Committee held throughout the year, our President and Chief Executive Officer presents to the Compensation Committee his recommendations regarding changes in his compensation and the compensation for our Chief Financial Officer and all vice presidents.  The Compensation Committee discusses these recommendations and accepts or adjusts them, in whole or in part.  The President and Chief Executive Officer is not present during the Compensation Committee’s final discussions or determination of his compensation, but he participates in the discussions regarding other executive officers’ compensation.  The Vice President of Human Resources may also be present for discussions regarding compensation.  The other executive officers are not present during the Compensation Committee’s discussions of their compensation.  The chair of the Compensation Committee presents the Committee’s findings regarding compensation for executive officers to the Board of Directors at one or more meetings to obtain the Board’s input and ratification.  Based on such input at these meetings, the Board of Directors approves and adopts executive compensation, including executive salaries, the bonus compensation and stock option awards.

Setting Executive Compensation

        In making decisions regarding elements and amounts of compensation, the Compensation Committee considers compensation paid to executive officers at similar levels and with similar experience and responsibility at public companies that exhibit characteristics similar to us and to competitors that we deem to be comparable in terms of revenue, market capitalization, complexity and profitability.

        The companies that comprised this peer group in 2007 were Cree, Inc. and Possis Medical, Inc., in addition to certain companies listed in Forbes 200 Best Small Companies (October 2006), such as Middleby Corp., Yankee Candle Co., Inc., Heico Corp., Inventive Health, Standard Microsystems Corporation, American Vanguard Corporation, Twin Disc, Inc., Cantel Medical Corp., Badger Meter, Inc., Aeroflex, Incorporated, Ladish Co., Inc., FormFactor Inc., Raven Industries, Inc., Multi-Fineline Electronix, Inc., A.S.V., Inc., The Gorman Rupp Company and Diodes Incorporated.

        The Compensation Committee is also mindful of the effect of any percentage increases in executive compensation on all of our employees.  To date, we have not retained any consulting firms to assist us in determining executive compensation.

Base Salary

        Executive officers receive a base salary to compensate them for services rendered during each year.  Base salary is determined by assessing the executive’s sustained performance and his or her individual job responsibilities, including the impact of such performance on our business results, market data and comparisons to other company officers.

        Salary levels are considered annually as part of our performance review process as well as upon a promotion or other change in job responsibility.  Increases in the salary of the President and Chief Executive Officer are determined by the Compensation Committee based on its assessment of his performance and his achievement of goals.

Annual Incentive Bonus

        The purpose of our annual incentive bonus is to provide a direct financial incentive in the form of an annual cash bonus to the executive officers and key managers who achieve performance goals established by the Compensation Committee. The Committee recommends to the Board, and the independent directors of the Board determine, the annual incentive bonus of the Chairman of the Board, Chief Executive Officer, Chief Financial Officer and other executive officers. The annual incentive bonus is a formula-based performance cash bonus plan, consisting of 30% of the maximum bonus amount if after tax-earnings exceed 13% of shareholders’ equity at the beginning of the fiscal year, and increasing linearly with performance to a maximum bonus which varies for each executive officer if after-tax earnings exceed 20% of beginning shareholders’ equity. The Compensation Committee chose this measure of corporate financial performance because it believed it was the most appropriate measure of what we needed to accomplish in fiscal year 2007, with a focus on long-term growth.

        The annual incentive plan is administered by the Board of Directors and Compensation Committee, which have the right, at any time and at their discretion, to amend the plan, increase or decrease individual payout amounts, whether earned or unearned, or terminate the plan, in whole or in part.  We also follow applicable laws and regulations regarding recovery of any bonus or other incentive-based or equity-based compensation, or profits realized from the sale of securities, resulting from misconduct.

        For fiscal year 2007, our named executive officers were Aelred J. Kurtenbach, Chairman of the Board, James B. Morgan, President and Chief Executive Officer, William R. Retterath, Chief Financial Officer, Reece A. Kurtenbach, Vice President, and Bradley T. Wiemann, Vice President (the “Named Executive Officers”).  During 2007, the President and Chief Executive Officer was eligible for non-equity-based incentive compensation equal to 50% of his base salary and the Chief Financial Officer was eligible for non-equity-based incentive compensation equal to 37.5% of his base salary.  All other Named Executive Officers were eligible for non-equity-based incentive compensation equal to 25% of their base salaries. For fiscal year 2007, the Named Executive Officers earned approximately 94% of the maximum amount allowed under the plan.

Equity-Based Compensation Program

        Grants of stock options awards have been the primary vehicles for offering long-term incentives to executive officers and key employees.  The objectives of our equity-based compensation program are to advance our longer-term interests of the Company, complement incentives tied to annual performance and align the interests of employees more closely with those of our shareholders.  We believe that long-term incentives provided by stock options awards are especially significant in motivating our executives and retaining their services.  The number of stock options awards granted is based on the executive’s position and performance in that position.

        Each year, the Board of Directors, based on recommendations of the Compensation Committee, determines the shares that may be subject to options awards for each Named Executive Officer and sets the total amount of shares available subject to option awards for other key managers and employees as a whole.  The President and Chief Executive Officer determines the grants of option awards to key employees within this limit.  The Compensation Committee approves grants of options based on, among other factors, historical grants, the value of past grants and the Company’s performance.  In granting stock options awards, the Compensation Committee and President and Chief Executive Officer consider trends in equity-based compensation and whether they are consistent with our compensation philosophy.  They also consider our “overhang” percentage, that is, the number of our shares that are subject to outstanding options and awards and that are available for the grant of options and awards as a percentage of the number of our shares outstanding.

        Grants of stock options awards to executive officers are generally considered at the Board and Compensation Committee meetings held in November of each year.  Options are not typically granted at other times of the year for new employees or others. The exercise price of all stock options granted is equal to the fair market value on The NASDAQ Global Market on the date of grant, as defined by the Plan. The Plans define fair market value as the average of the high and low sales price as reported on The NASDAQ Global Market on the date of grant. We use this method as a result of requirements of the Plans going back to 2001 when the Plans were approved by our shareholders.

Deferred Compensation Arrangements

        We have in place deferred compensation arrangements to reward Named Executive Officers who were employed by us as of August 1990, James B. Morgan, Aelred J. Kurtenbach and Frank J. Kurtenbach. The arrangements are designed to fund annual payments upon retirement based on the value of amounts credited to such person’s account. The Compensation Committee administers these arrangements and approves on an annual basis the amounts credited to each participant’s account. The amounts credited are equal to the interest earned on the account at a rate equal to the five-year United States Treasury Note rate as of the first day of the plan year.

        Additional participation in this plan by other Named Executive Officers and key employees is not under consideration at this time by the Compensation Committee or the Board of Directors. The purpose of the arrangement when it was implemented was to protect us from the loss of a key employee during our formative years in the early 1990s when the risk of loss was greater than it currently is. These arrangements are funded through an increase in the cash surrender value of life insurance policies on the lives of the participants. These arrangements are evidenced by deferred compensation agreements with Mr. James B. Morgan, Aelred J. Kurtenbach and Frank J. Kurtenbach and are described in the table entitled “Nonqualified Deferred Compensation – Fiscal 2007".

Benefits

        Our Named Executive Officers are eligible for all benefits generally available to our full-time permanent employees.  Other than the deferred compensation plan noted above, we do not provide pension arrangements, post-retirement health coverage, or similar benefits for our executives or employees.  Any benefits that could be provided only to Named Executive Officers would be directly related to unique features of that executive’s position, such as being an expatriate, or when the executive officer undertakes actions at our request, such as relocating.  The benefits we provided in fiscal year 2007 to executive officers are described below.

        All employees, including the Named Executive Officers, are entitled to participate in the Daktronics, Inc. 401(k) Plan (the “401(k) Plan”), which is qualified under Section 401(k) of the Internal Revenue Code of 1986.  The 401(k) Plan has been consistently highlighted as a positive element of compensation in our employee satisfaction survey results. Each employee that is at least 21 years of age may, commencing on the first day of the month after which the employee has attained three months of service, elect to contribute to the 401(k) plan through payroll deductions of up to 100% of his or her salary, subject to certain limitations.  At the discretion of the Board of Directors, we may make matching contributions equal to a percentage of the salary deduction contributions or other discretionary amounts.  We paid $880,988 in matching and discretionary contributions in fiscal year 2007, $731,000 in fiscal year 2006 and $648,000 in fiscal year 2005. Contributions to the 401(k) Plan on behalf of the Named Executive Officers are described in the “Summary Compensation Table – Fiscal 2007.”

        All employees, including the Named Executive Officers, are entitled to participate in the Daktronics, Inc. Employee Stock Purchase Plan (“ESPP Plan”), which is intended to qualify under section 423 of the Internal Revenue Code. The ESPP Plan is also cited as a positive element of compensation in our employee satisfaction surveys. The ESPP Plan allows employees to purchase shares of our common stock, subject to annual limitations, at a price equal to 85% of the lower of the fair market value of the common stock at the beginning or the end of each six-month offering period.

Accounting and Tax Treatment

        We account for equity-based compensation paid to employees under SFAS No. 123(R) promulgated by the Financial Accounting Standards Board, which requires us to estimate and record an expense over the service period of the award.  Thus, we may record an expense in one year for awards granted in earlier years.  We adopted SFAS No. 123(R) on April 30, 2006 and, therefore, fiscal year 2007 was the first year in which we recorded an expense related to employee stock options and the ESPP.  Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

        With respect to equity compensation awards, we generally can deduct the gain recognized by employees from nonqualified options.  However, to the extent that an option is an incentive stock option, we cannot deduct the gain recognized by the optionee if there is no disqualifying disposition by the optionee.

        Section 162(m) of the Internal Revenue Code of 1986 generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the companies’ chief executive officer and four other most highly-paid executive officers.  Qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met.  Because the potential amount of base salary and non-equity-based incentive compensation that the executive officers can earn is less than $1 million, Section 162(m) has not been material to our compensation decisions.

EXECUTIVE COMPENSATION

        The following table sets forth information about compensation awarded, earned by or paid to our principal executive officer and principal financial officer during the fiscal year ended April 28, 2007 and to our three other most highly compensated Named Executive Officers whose total compensation was greater than $100,000 for the year ended April 28, 2007.

SUMMARY COMPENSATION TABLE - FISCAL 2007

Name and Principled Position	Year	Salary	Option Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total

James B. Morgan	2007	$276,194	$63,712	$140,246	$8,479	$488,631
Chief Executive Officer President and Director

Dr. Aelred J. Kurtenbach	2007	$149,400	$3,024	$35,574	$6,276	$194,274
Chairman of the Board and Director

William R. Retterath	2007	$166,123	$60,878	$64,310	$7,015	$298,326
Chief Financial Officer

Bradley T. Wiemann	2007	$140,862	$42,641	$39,131	$5,410	$228,044
Vice President

Reece A. Kurtenbach	2007	$145,401	$42,641	$40,127	$4,993	$233,162
Vice President

(1)

Consists of stock options granted under the 2001 Incentive Plan. The options vest and become exercisable as to 20% of the shares one year after the date of grant and as to an additonal 20% in each succeeding year, but only if the Named Executive Officer is then an employee of the Company. The value of the option awards is the amount of the awards that we recognize for financial reporting purposes under SFAS No. 123(R). Refer to "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations - Critical Accounting Policies and Estimates" in our Annual Report on Form 10-K for the year ended April 28, 2007 for a discussion of the assumptions used in calculating the expense under SFAS No. 123(R).

(2)

Consists of cash bonuses earned for fiscal year 2007 and paid in fiscal year 2008. The annual incentive bonus provides that our executive officers are eligible to earn annual cash bonuses tied to the level of achievement of net income compared to beginning stockholders equity. See "Compensation Discussion and Analysis - Setting Executive Compensation - Annual Incentive Bonus."

(3)

Consists of matching and discretionary contributions made by the Company under the Daktronics, Inc. 401(k) Plan, which is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended.

Retirement Savings Plan

        We maintain the 401(k) Plan, which is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”).  The 401(k) Plan covers substantially all employees.  Each employee may elect to contribute to the 401(k) Plan through payroll deductions of up to 100% of his or her salary, subject to certain limitations.  At the discretion of the Board of Directors, we may make matching and other discretionary contributions equal to a percentage of the salary reduction contributions or other discretionary amounts.  We paid $880,988 in matching and other discretionary contributions in fiscal year 2007, $731,000 in fiscal year 2006 and $648,000 in fiscal year 2005.  The contributions we made to the 401(k) Plan on behalf of the Named Executive Officers are described in the Summary Compensation Table.

Incentive Option Plans

        The 2001 Daktronics Incentive Option Plan and the 1993 Daktronics Incentive Option Plan (the “Option Plans”) are intended to assist us in hiring and retaining well-qualified employees, consultants and other service providers by allowing them to participate in our ownership and growth through the grant of incentive and non-statutory stock options.  On June 20, 2007, options for an aggregate of 2,658,644 shares were outstanding under the Option Plans. If our shareholders approve the adoption of the 2007 Stock Incentive Plan at the Annual Meeting, we will grant no more options under the Option Plans. However, options then outstanding under the Option Plans will not be affected.

        The following is a summary of the terms of the Option Plans, and it is qualified by reference to the Option Plans, copies of which will be provided to shareholders upon request.

        Administration.  The Option Plans were administered by the Compensation Committee of the Board of Directors, which determined when and which employees, consultants and other service providers would be granted options and other awards under the Option Plans.  Subject to the provisions of the Option Plans, the Compensation Committee also determined the amount and terms of awards (including restrictions) and made all other determinations necessary or advisable for the administration of the Option Plans.

        Employees of the Company and any of its affiliates were eligible for selection to receive options qualified as incentive stock options (“ISOs”) under Section 422 of the Code.  Employees, consultants and other service providers of the Company or its affiliates could be granted non-qualified options (“NQOs”), under the Option Plans.

        Shares Subject to the Option Plans.  The Option Plans provided that the total number of shares of our common stock that could be purchased upon the exercise of options did not exceed 3,200,000 shares, subject to adjustment.  The exercise price of an option or the value of an award granted under the Option Plans were and will be adjusted automatically upon any stock dividend or split, recapitalization, reclassification, combination, exchange of shares or other similar corporate change.

        Stock Options.  Upon the grant of an option, the Compensation Committee fixed the number of shares of our common stock that the optionee could purchase upon exercise of the option and the price at which the shares may be purchased.  With regard to ISOs, the exercise price could not be less than the “fair market value” of the common stock at the time the ISO was granted or 110% of such fair market value in certain cases.  Further, the aggregate fair market value of common stock (determined at the time the ISO is granted) subject to ISOs granted to an employee under all of our option plans that became exercisable for the first time by such employee during any calendar year could not exceed $100,000.  The exercise price of NQOs could be less than the fair market value of the common stock but not less than 85% of fair market value.  Each option was exercisable by the optionee only during the term fixed by the Compensation Committee, with such term ending not later than 10 years after the date of grant (in the case of ISOs).  Payment for shares upon exercise of any option could be made in cash, in shares of our common stock that have been owned for more than six months having an aggregate fair market value on the date of exercise which was not less than the exercise price of the option, or by a combination of cash and such shares, as described in the Option Plans.

        Options granted under the Option Plans were non-transferable except to the extent permitted by the agreement evidencing such option.  However, no ISO was transferable by any optionee other than by will or the laws of descent and distribution.  If, under the agreement evidencing any option, such option remained exercisable after the optionee’s death, it could be exercised to the extent permitted by such agreement by the personal representative of the optionee’s estate or by any person who acquired the right to exercise such option by bequest, inheritance or otherwise by reason of the optionee’s death.

        The following table sets forth information regarding grants of awards to the Named Executive Officers during 2006:

GRANTS OF PLAN-BASED AWARDS - FISCAL YEAR 2007

								Exercise Or Base Price of Option Awards(3)	Grant Date Fair Value of Stock and Option Awards(4)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)

Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum

James B. Morgan	11/16/07	$—	$44,352	$147,840
	11/16/07				—	11,000	11,000	$34.07	$126,500

Aelred J. Kurtenbach	11/16/07	—	11,250	37,500
	11/16/07				—	—	—	—	—

William R. Retterath	11/16/07	—	20,338	67,793
	11/16/07				—	10,000	10,000	34.07	115,000

Bradley T. Wiemann	11/16/07	—	12,375	41,250
	11/16/07				—	7,000	7,000	34.07	80,500

Reece A. Kurtenbach	11/16/07	—	12,690	42,300
	11/16/07				—	7,000	7,000	34.07	80,500

(1)

Consists of cash bonuses under the annual incentive plan. The amounts in these columns reflect the minimum payment level, if an award is achieved, the target payment level and the maximum payment level under the Plan. For additional information concerning our annual incentive award program, see the section of this proxy statement entitled "Compensation Discussion and Analysis."

(2)

Consists of stock options awards granted to the Named Executive Officers in fiscal year 2007 under the Option Plans. The options vest and become exercisable as to 20% of the shares one year after the date of grant and as to an additional 20% in each suceeding year, but only in the Named Executive Officer is then an employee of the Company.

(3)	The exercise price of all options was equal to the average of the high and low sales price of the common stock as quoted on The NASDAQ Global Market on the date of grant.
(4)

Represents the full grant date fair value determined pursuant to SFAS No. 123(R) as reflected in our financial statements, based on the numbers of shares subject to options awards granted and the average of the high and low price of the common stock as quoted on The NASDAQ Global Market on the date of grant, which was $34.07 per share.

        The following table sets for the information about unexercised options that were held at April 28, 2007 by the Named Executive Officers:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END - FISCAL YEAR 2007

	Option Awards

	Equity Incentive Plan Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Unearned Options (#)(1)	Option Exercise Price ($)	Option Expiration Date

James B. Morgan	32,000	—	$2.5625	11/17/2009
	48,000	—	$3.8281	11/15/2010
	20,000	—	$3.7700	11/12/2011
	16,000	4,000	$5.7725	11/20/2012
	12,000	8,000	$8.8500	11/19/2013
	6,400	9,600	$12.8350	11/22/2014
	2,800	11,200	$13.5950	11/15/2015
	—	11,000	$34.0650	11/15/2016

Dr. Aelred J. Kurtenbach	120,000	—	$1.2188	2/18/2009
	73,000	—	$2.5625	11/17/2009
	22,504	—	$3.8281	11/15/2010
	8,000	—	$3.7700	11/12/2011

William R. Retterath	20,000	—	$3.7700	11/12/2011
	16,000	4,000	$5.7725	11/20/2012
	12,000	8,000	$8.8500	11/19/2013
	5,600	8,400	$12.8350	11/22/2014
	2,800	11,200	$13.5950	11/15/2015
	—	10,000	$34.0650	11/15/2016

Bradley T. Wiemann	20,000	—	$2.5625	11/17/2009
	26,000	—	$3.8281	11/15/2010
	20,000	—	$3.7700	11/12/2011
	11,200	2,800	$5.7725	11/20/2012
	7,200	4,800	$8.8500	11/19/2013
	4,000	6,000	$12.8350	11/22/2014
	2,000	8,000	$13.5950	11/15/2015
	—	7,000	$34.0650	11/15/2016

Reece A. Kurtenbach	20,000	—	$2.5625	11/17/2009
	18,000	—	$3.8281	11/15/2010
	20,000	—	$3.7700	11/12/2011
	11,200	2,800	$5.7725	11/20/2012
	7,200	4,800	$8.8500	11/19/2013
	4,000	6,000	$12.8350	11/22/2014
	2,000	8,000	$13.5950	11/15/2015
	—	7,000	$34.0650	11/15/2016

(1)

Options vest and become exercisable as to 20% one year after date of grant and as to an additional 20% in each succeeding year, but only if the Named Executive Officer is then an employee of the Company.

        The following table sets forth information regarding the exercise of stock options during fiscal year 2007 by the Named Executive Officers:

OPTIONS EXERCISES - FISCAL YEAR 2007

	Option Awards

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)

James B. Morgan	96,000	$1,763,037
Dr. Aelred J. Kurtenbach	80,000	2,146,296
Bradley T. Wiemann	26,000	686,247
Reece A. Kurtenbach	33,600	804,070

(1)	Consists of the difference between the closing price of our common stock on the date of exercise and the exercise price of the option multiplied by the number of shares aquired upon exercise.

        The following table sets forth information about our defined contribution plans for the Named Executive Officers subject to such plans for fiscal 2007:

NONQUALIFIED DEFERRED COMPENSATION - FISCAL 2007

	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawls/ Distributions in Last Fiscal Year	Aggregate Balance at April 28, 2007

James B. Morgan	—	—	$4,407	—	$99,645
Dr. Aelred J. Kurtenbach	—	—	17,447	—	394,464
Frank J. Kurtenbach	—	—	2,335	—	52,780

Employee Stock Purchase Plan

        The Daktronics, Inc. Employee Stock Purchase Plan (the “ESPP”) was adopted by the Board of Directors on June 25, 2002 and approved by our shareholders on August 21, 2002.  The ESPP permits eligible employees to make voluntary contributions through payroll deductions to be used to purchase our common stock.  The ESPP consists of periodic offerings, and the first such offering began on November 1, 2002.  Each offering under the ESPP is for a period of six months (an “Offering Period”).  An employee may elect to have up to a maximum of 15% deducted from his or her regular salary for purposes of purchasing shares under the ESPP during each Offering Period.  The price at which the employee shares are purchased will be the lower of (i) 85% of the closing price of our common stock on the day that an Offering Period commences under the ESPP or (ii) 85% of the closing price of our common stock on the day that such Offering Period terminates.  With certain exceptions, employees are eligible to participate in the ESPP.  The ESPP provides for the issuance of up to 1,000,000 shares of common stock, and it is administered by the Board of Directors through the Compensation Committee.  Through April 28, 2007, 261,796 shares had been issued under the ESPP and, as of April 28, 2007, 738,204 shares were available for purchase under the ESPP.  During fiscal year 2007, various Named Executive Officers participated in the ESPP.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table sets forth certain information as of April 28, 2007 with respect to our equity compensation plans:

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders
Incentive Stock Option Plans(1)	2,732,228	10.25	335,200
Outside Director Stock Option Plans(2)	374,000	9.28	372,000
Employee Stock Purchase Plan(3)	Not Applicable	Not Applicable	738,294
Equity compensation plans not approved by security holders: None

Total	3,097,228	10.13	1,445,494

(1)	Consists of the Option Plans
(2)

Consists of the 1993 Outside Directors Stock Option Plan and the 2001 Outside Directors Stock Option Plan as described in the section of the proxy statement entitled "Corporate Governance - Director Compensation."

(3)	Under the ESPP, shares are acquired at the time of investment by the participating employees at the applicable discount.

Post-Employment Compensation

Potential Payments upon Termination of Employment or Change in Control

        The table below reflects the compensation that would be paid to each of our Named Executive Officers in the event of termination of such executive’s employment. The amounts of compensation payable to each Named Executive Officer upon retirement are shown below and are in addition to the amounts due as described in the Nonqualified Deferred Compensation Table – Fiscal 2007. The amounts shown assume that such termination was effective as of April 28, 2007, include amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can be determined only at the time of such executive’s separation from the Company.  In addition, there may be re-negotiation of the payments upon any termination of employment or change in control.

	Acceleration and Continuation of Equity Awards(1)	Vacation Pay	Total

James B. Morgan
Termination due to change in control	$415,206	$31,730	$446,936
All other terminations	—	31,730	31,730

Dr. Aelred J. Kurtenbach
Termination due to change in control	$—	$28,846	$28,846
All other terminations	—	28,846	28,846

William R. Retterath
Termination due to change in control	$401,904	$20,859	$422,763
All other terminations	—	20,859	20,859

Bradley T. Wiemann
Termination due to change in control	$272,259	$16,269	$288,528
All other terminations	—	16,269	16,269

Reece A. Kurtenbach
Termination due to change in control	$272,259	$12,286	$284,545
All other terminations	—	12,286	12,286

(1)

For option awards, consists of the difference between the market price of the common stock as reported on The NASDAQ Global Market as of April 27, 2007 less the exercise price of the option multiplied by the number of shares subject to the option.

Other Post-Employment Payments

        We do not provide pension arrangements, post-retirement health coverage or nonqualified defined contribution plans.

COMPENSATION COMMITTEE REPORT

        Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings by reference, including this proxy statement, in whole or in part, the following report of the Compensation Committee shall not be deemed to be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

        The compensation committee has reviewed and discussed the section of this proxy statement entitled “Compensation Discussion and Analysis” with management.  Based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

By the Compensation Committee:

Robert G. Dutcher, Chair
James A. Vellenga
Byron J. Anderson

PROPOSAL TWO
APPROVAL OF THE 2007 STOCK INCENTIVE PLAN AND 4,000,000 SHARES
AS AVAILABLE FOR ISSUANCE

        The 2007 Stock Incentive Plan (the “2007 Plan”) was adopted by the Board of Directors on May 24, 2007 and is subject to approval by our shareholders. If our shareholders approve the 2007 Plan, we will not issue any additional options under the existing equity incentive plans, including the 2001 Outside Directors Plan, the 2001 Incentive Stock Option Plan, the 1993 Oustide Directors Plan and the 1993 Incentive Stock Option Plan. This summary is not intended to be a complete description of all provisions of the 2007 Plan. For further information about our 2007 Plan, we refer you to the copy of the 2007 Plan, which is filed as Exhibit A to this proxy statement.

         Purpose. The purpose of the 2007 Plan is to attract and retain executives, employees, board members and consultants and enable such individuals to participate in the long-term success and growth of our Company by giving them a proprietary interest in our Company.

        Forms of Awards. The 2007 Plan provides for the grant of incentive stock options, non-qualified stock options, restricted stock, restricted stock units and deferred stock. These awards are described below.

        Plan Participants. Our officers and other employees, members of our Board of Directors and our consultants, in each case, who are responsible for or who contribute to the management, growth and/or profitability of our business are eligible to be granted awards under our 2007 Plan.

        Share Reserve Limit and Counting. Under the 2007 Plan, 4,000,000 shares of our common stock have been reserved for issuance, and all such shares will consist of authorized and unissued shares of stock.

        If any shares of our common stock become available as a result of canceled, unexercised, lapsed or terminated awards under our 2007 Plan, then these shares will again be available for grant of future awards. In addition, upon a stock-for-stock exercise of an award that involves the withholding of shares of our common stock for the payment of the exercise price or taxes with respect to an award, the shares of our common stock used to pay the exercise price or otherwise withheld shall not become available for future distribution under the 2007 Plan. In addition, shares of stock subject to stock options granted under the 2007 Plan are counted as one share for each share subject to the award for purposes of determining the number of shares available under the 2007 Plan. However, each share subject to any other type of award that does not involve the payment by the recipient to our Company of any cash or stock consideration to become the owner of the stock, including restricted stock awards, will be counted as two shares of stock for such purposes.

        Adjustments Upon a Recapitalization or Similar Event. If we engage in or are involved in a stock dividend, stock split, reverse stock split, reclassification, combination, exchange of shares or other similar recapitalization of our common stock, there will be an appropriate adjustment made, without the consent of any award recipient, to the number and kind of shares of our common stock subject to and reserved under our 2007 Plan, including any limits on shares established under our 2007 Plan, the exercise or purchase price of each share subject to an award and any other affected terms of such awards.

        Administration of Our 2007 Plan. Our 2007 Plan will be administered by our Board of Directors through our Compensation Committee, which currently consists of three independent directors (as “independent” is defined under applicable rules of the Securities and Exchange Commission and The NASDAQ Stock Market).

        The Compensation Committee has the power to, among other things, select the recipients to whom awards may be granted under the 2007 Plan, determine the terms of the awards, including the number of shares subject to each award, the vesting, exercisability, forfeiture provisions, performance goals and periods and other terms and conditions of the awards and the amount and form of consideration payable upon exercise, grant or settlement.

        The Compensation Committee also has the power to interpret and otherwise administer our 2007 Plan. The Compensation Committee may delegate the authority to select recipients and determine the terms of the awards to executive officers of our Company under the conditions set forth in the 2007 Plan.

        Change in Control. Upon the occurrence of a change in control (as defined in our 2007 Plan), except as otherwise provided in an award agreement, all outstanding awards granted to an award recipient that have not yet vested will immediately vest and all restrictions on awards will immediately lapse and each outstanding option and stock appreciation right will become fully and immediately exercisable.

        Unless provided otherwise in an award agreement, to the extent the acceleration of exercisability or vesting of an award or a cash payment for such award, together with any other payments, could result in excise tax liability under Sections 4999 and 280G of the Internal Revenue Code, such acceleration or cash payment will be reduced until no portion of such acceleration or cash payment would be subject to such excise tax liability.

         Descriptions of Types of Awards. Our 2007 Plan provides for the grant of the following types of awards:

•

Stock Options. Our 2007 Plan provides for the grant of incentive stock options to our employees and non-qualified stock options to employees, directors and consultants. Options may be granted with terms determined by the Compensation Committee except that the exercise price of all stock options, whether incentive stock options or nonqualified options, may not be less than 100% (or 110% with respect to incentive stock options granted to 10% shareholders) of the fair market value of our common stock as of the date of grant. In addition, unless the Compensation Committee determines otherwise, an option will become exercisable in equal installments of 20% of the shares subject to the option on each anniversary of the grant date until fully exercisable and will have a ten-year term (or no more than a five-year term with respect to incentive stock options granted to 10% shareholders).

•

Restricted Stock. With respect to restricted stock, recipients may be conferred all of the rights of a shareholder with respect to such stock, unless an award agreement provides otherwise. Restricted stock will be forfeited to us if the recipient ceases to be employed by us or to provide services to us. Restricted stock may be subject to vesting over time or upon achievement of performance goals.

•

Restricted Stock Units. Restricted stock units are awards of units, each representing one share of our common stock, and these units are subject to vesting conditions based on a vesting schedule and/or performance criteria established by the Compensation Committee. Restricted stock units will be settled in shares of our common stock, but unlike restricted stock, these shares would not be issued until the restricted stock units have vested.

•

Deferred Stock. Deferred stock awards are awards of the right to receive shares of our common stock at the end of a specified deferral period or upon the achievement of specified performance criteria.

        Termination of Employment or Service. Unless an award agreement or the Compensation Committee provides otherwise, upon a termination of employment or service (i) by reason of death or disability, an option (to the extent then vested) will become exercisable for one year after such death or disability or until the expiration of the option term, whichever is shorter; and (ii) for any other reason, an option will be exercisable (to the extent then vested) for three months after such termination or until the expiration of the option term, whichever is shorter. All options that are not vested at the time of such termination of employment or service will terminate at such time. Unless an award agreement provides otherwise, unvested restricted stock and deferred stock awards will generally be forfeited upon the termination of employment or service for any reason. Other forms of awards under our 2007 Plan will be treated upon a termination of employment or service as determined by the Compensation Committee and set forth in the applicable award agreement.

        Amendment and Termination. Our Board of Directors may amend, alter or discontinue our 2007 Plan, but no amendment, alteration or discontinuation will be made that would impair the rights of a recipient of a vested award without the recipient’s consent. In addition, the Board will obtain approval of our shareholders of any amendment, alteration or discontinuation to the extent required by applicable law or exchange rules. The Compensation Committee may amend the terms of any outstanding awards, prospectively or retroactively; however, except with respect to amendments related to changes in capitalization or a change in control, no amendment will impair the rights of any recipient without his, her or its consent. In addition, neither our 2007 Plan nor any outstanding option may be amended to decrease the exercise price of such award unless first approved by the requisite vote of our shareholders. Moreover, neither our 2007 Plan nor any outstanding award made under the 2007 Plan may be amended in a way that could cause an outstanding award to become subject to the tax imposed by Section 409A of the Internal Revenue Code (regarding non-qualified deferred compensation).

        Plan Term. Our 2007 Plan will become effective upon its approval of our shareholders. Our 2007 Plan will terminate no later than 10 years after the date of its approval by our shareholders.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2007 PLAN AND THE SHARES AVAILABLE FOR ISSUANCE AS SET FORTH IN PROPOSAL 2.

PROPOSAL THREE
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as our independent registered public accounting firm to audit our consolidated financial statements for fiscal year 2008 and recommends that the shareholders vote for ratification of such appointment.

        Ernst & Young LLP has audited our financial statements since fiscal year 2003. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

Audit and Other Professional Fees

        The aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of our annual financial statements for last two fiscal years and fees billed for other services rendered by Ernst & Young LLP related to those years are set forth in the following table:

	Fiscal Year Ended

	April 28, 2007	April 29, 2006

Audit fees (1)	386,500	$344,577
Audit-related fees(2)	22,000	24,200
Tax fees (3)n	—	—
All other fees (4)	1,590	1,589

Totals	410,090	370,366

(1)

Audit fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements, the audit of our internal control over financial reporting, the reviews of the interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)

Audit-related fees are fees for assurance and related services performed by Ernst & Young LLP that are reasonably related to the performance of the audit or review of the Company's financial statements.

(3)

Tax fees are fees for professional services performed by Ernst & Young LLP with respect to tax compliance, tax advice and tax planning. This includes preparation of original and amended tax returns for us, any refund claims, payment planning, tax audit assistance, tax advice related to mergers and acquisitions, and tax work stemming from audit-related items.

(4)	All other fees are fees for other permissible work performed by Ernst & Young LLP that does not meet the above category desriptions.

        As provided in the Audit Committee’s charter, all engagements for any non-audit services by our independent registered public accounting firm must be approved by the Audit Committee before the commencement of any such services.  The Audit Committee may designate a member or members of the Audit Committee to represent the entire Audit Committee for purposes of approving non-audit services, subject to review by the full Audit Committee at the next regularly scheduled meeting.

        The Audit Committee considers the provision of services by Ernst & Young LLP to us, over and above the external audit fees, to be compatible with Ernst & Young LLP ability to maintain its independence.

Shareholder Approval

        The affirmative vote of a majority of the shares of our common stock represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required to ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the year ending April 27, 2008.  If the shareholders do not approve the selection of Ernst & Young LLP, the Audit Committee will reconsider its selection.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING April 27, 2008 AS SET FORTH IN PROPOSAL 3.

AUDIT COMMITTEE REPORT

        Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings by reference, including this proxy statement, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

        The Audit Committee is responsible for reviewing our financial reporting process, systems of internal controls, the audit process and compliance with laws and regulations.  Management has the responsibility for the financial statements and the reporting process, including the systems of internal controls, which it reviews with the Audit Committee.  In this context, the Audit Committee has met and held discussions with management and our independent registered public accounting firm. The Audit Committee also has the authority and responsibility to select, evaluate and, when it deems it to be appropriate, replace the independent registered public accounting firm.  The Audit Committee is also responsible for overseeing the Company’s Policy and Procedures with Respect to Related Person Transactions.

        The Audit Committee is also responsible for reviewing compliance with our Code of Conduct, assuring appropriate disclosure of any waiver of or change in the code, reviewing the code on a regular basis, and proposing or adopting additions or amendments to the code as appropriate.  The Audit Committee also has established procedures for the receipt, retention and treatment of complaints received by us regarding accounting controls or auditing matters and the confidential, anonymous submission by our employees of any accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of any concerns regarding questionable accounting or auditing matters.  The Audit Committee operates under a formal written charter that has been adopted by the Board of Directors and is available on the Company’s website at http://www.daktronics.com.

        The Audit Committee is composed of three directors who are independent as provided in Rule 4500(a)(15) of NASDAQ’s Marketplace Rules and Rule 10A-3 under the Securities Exchange Act of 1934.  The members of the Audit Committee are appointed annually by the Board of Directors.  John L. Mulligan, Nancy D. Frame and James A.Vellenga served as members of the Audit Committee throughout fiscal year 2007.  The Audit Committee members are not professional accountants or auditors, and their role is not intended to duplicate or certify the activities of our management and our independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules.  The Audit Committee serves a Board-level oversight role in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Audit Committee’s members in business, financial and accounting matters.

        The Audit Committee has reviewed and discussed with management our audited financial statements for the year ended April 28, 2007; discussed with management significant accounting policies applied by us in our financial statements, as well as alternative treatments; reviewed and discussed our policies with respect to risk assessment; discussed with our independent registered public accounting firm the matters required to be discussed by Statement On Auditing Standards Nos. 61 and 90 (Communications with Audit Committees), as it may be modified or supplemented; discussed with our independent registered public accounting firm their respective audits and assessments, including internal control testing under Section 404 of the Sarbanes-Oxley Act of 2002; received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as it may be modified or supplemented; reviewed and pre-approved fees charged by the independent registered public accounting firm; considered whether the independent registered public accounting firm’s provision of non-audit services to us is compatible with the auditor’s independence; and discussed with the independent registered public accounting firm its independence.  The Audit Committee also met in executive session following each of the formal Audit Committee meetings with representation of our independent registered public accounting firm.

        The Committee has concluded that the independent registered public accounting firm is independent from the Company and its management.  The Committee discussed with our independent registered public accounting firm the overall scope and plans for their respective audits.  The Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of our internal controls, and the overall quality of our financial reporting.

        Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that our audited financial statements for the year ended April 28, 2007 be included in our Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

By the Audit Committee:

John L. Mulligan, Chair
Nancy D. Frame
James A. Vellenga

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

        We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we are delivering only one copy of our Annual Report and this Proxy Statement to multiple shareholders who share the same address unless we have received contrary instructions from the affected shareholder. Each shareholder, however, will continue to receive individual proxy cards or voting instruction cards. In addition, some banks, brokers and other intermediaries may be participating in this practice of “householding” our Proxy Statement and Annual Report. This practice benefits us and our shareholders because it reduces the volume of duplicate information received at a shareholder’s house and helps reduce the Company’s expenses.

        Shareholders that have previously received a single set of disclosure documents may request their own copy this fiscal year or in future years by contacting their bank, broker or other nominee record holder. We will also deliver a separate copy of the Annual Report and the Proxy Statement to any shareholder upon written request sent to Daktronics, Inc., 331 32nd Avenue, Brookings, South Dakota 57006, Attention: Investor Relations, or upon verbal request by calling (605) 697-4000.

AVAILABLE INFORMATION

        The Annual Report to Shareholders for the year ended April 28, 2007, including financial statements, is being mailed with this Proxy Statement. The Annual Report to Shareholders is not incorporated in this Proxy Statement and is not deemed to be a part of this Proxy Statement.

        Any person whose proxy is solicited by this Proxy Statement will be provided, upon request and without charge, with a copy of our Annual Report on Form 10-K for the fiscal year ended April 28, 2007. Please submit such requests to Daktronics, Inc., 331 32nd Avenue, Brookings, South Dakota 57006, Attention: Investor Relations, or by calling (605) 697-4000.

ADDITIONAL MATTERS

          As of the date of this Proxy Statement, management knows of no matters that will be presented for consideration at the Annual Meeting other than those referred to herein. If any other matters properly come before the Annual Meeting calling for a vote of shareholders, it is intended that the shares of common stock represented by the proxies solicited by the Board of Directors will be voted by the persons named therein in accordance with their best judgment.

By Order of the Board of Directors,

Carla S. Gatzke
Corporate Secretary

EXHIBIT A
DAKTRONICS, INC.
2007 STOCK INCENTIVE PLAN

SECTION 1.    General Purpose of Plan; Definitions

1.1       General Purpose.   The name of this plan is the Daktronics, Inc. 2007 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to enable Daktronics, Inc. (the “Company”) and its Subsidiaries to retain and attract executives, other employees, members of the Board of Directors and Consultants who contribute to the Company’s success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

1.2       Definitions.  For purposes of the Plan, the following terms shall be defined as set forth below; other terms are defined elsewhere in the Plan:

(a)

“Agreement” means an agreement by and between the Company and a Recipient under the Plan setting forth the terms and conditions of an Award.

(b)

“Award” means an Option, Restricted Stock, Restricted Stock Unit, Deferred Stock or any combination thereof granted pursuant to the terms of this Plan.

(c)

“Board” means the Board of Directors of the Company, as it may be comprised from time to time.

(d)

“Cause” means, except as may otherwise be provided in the terms of an Agreement or in a written employment agreement between the Company or a Subsidiary of the Company and the Recipient:

(i)

a material breach of any written employment, service, confidentiality, non-compete or similar agreement between the Company or a Subsidiary of the Company and the Recipient;

(ii)

a material breach of any code of conduct established by the Company or a Subsidiary of the Company;

(iii)

commission of a felony by a Recipient or the failure of a Recipient to contest prosecution for a felony; or

(iv)

a Recipient’s willful misconduct, dishonesty, breach of fiduciary duty or gross negligence involving the business or reputation of the Company or a Subsidiary of the Company.

(e)

“Change in Control” means any of the following:

(i)

Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) acquires or becomes a “beneficial owner” (as defined in Rule 13d-3 or any successor rule under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the Voting Securities; provided, however, that the following shall not constitute a Change in Control pursuant to this Section 1.2(e)(i):

(A)

any acquisition of Voting Securities or Stock of the Company directly from the Company other than in connection with a transaction described in Section 1.2(e)(iii) below;

(B)

any acquisition or beneficial ownership by the Company or a Subsidiary of the Company;

(C)

any acquisition or beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its Subsidiaries; or

(D)

any acquisition or beneficial ownership by any corporation with respect to which, immediately following such acquisition, more than 50% of the combined voting power of the Company’s then outstanding Voting Securities and the Stock of the Company is then beneficially owned, directly or indirectly, by all or substantially all of the persons who beneficially owned Voting Securities and Stock of the Company immediately prior to such acquisition in substantially the same proportions as their ownership of such Voting Securities and Stock, as the case may be, immediately prior to such acquisition;

(ii)

A majority of the members of the Board of the Company shall not be Continuing Directors;

(iii)

The consummation of a reorganization, merger or consolidation of the Company or a statutory exchange of outstanding Voting Securities of the Company unless, immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the persons who were the beneficial owners, respectively, of Voting Securities and Stock of the Company immediately prior to such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors and the then outstanding shares of common stock, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or exchange, of the Voting Securities and Stock of the Company, as the case may be;

(iv)

Approval by the stockholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the consummation of the sale or other disposition of all or substantially all of the assets of the Company (in one or a series of transactions), other than to a corporation with respect to which, immediately following such sale or other disposition, more than 50% of, respectively, the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and the then outstanding shares of common stock of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the persons who were the beneficial owners, respectively, of the Voting Securities and Stock of the Company immediately prior to such sale or other disposition in substantially the same proportions as their beneficial ownership immediately prior to such sale or other disposition, of the Voting Securities and Stock of the Company, as the case may be; or

(v)

Successive transactions of the types described in Section 1.2(e)(i) through (iv).

(f)

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

(g)

“Committee” means the Compensation Committee of the Board.

(h)

“Company” means Daktronics, Inc., a corporation organized under the laws of the State of South Dakota (or any successor corporation).

(i)

“Consultant” means any person providing bona fide services to the Company or a Parent Corporation or a Subsidiary of the Company (other than persons either providing services in connection with the offer or sale of securities in a capital raising transaction or directly or indirectly promoting or maintaining a market for the Company’s Stock) who is compensated for such services and who is not an Employee of the Company or any Parent Corporation or Subsidiary of the Company. A Consultant would include a Non-Employee Director.

(j)

“Continuing Directors” means:

(i)

individuals who, on the date hereof, are Directors of the Company;

(ii)

individuals elected as Directors of the Company subsequent to the date hereof for whose election proxies shall have been solicited by the Board; or

(iii)

any individual elected or appointed by the Board to fill vacancies on the Board caused by a death or resignation (but not by removal) or to fill newly-created directorships;

provided, however, that a Continuing Director shall not include a Director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of the Directors of the Company.

(k)

“Deferred Stock” means an Award made pursuant to Section 7 below of the right to receive Stock at the end of a specified deferral period or upon the achievement of specified performance criteria.

(l)

“Director” means a member of the Board.

(m)

“Disability” means, except as may otherwise be provided in the terms of an Agreement or in a written employment agreement between the Company or a Subsidiary of the Company and the Recipient, the Recipient:

(i)

is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months;

(ii)

is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees of the Company; or

(iii)

termination of employment, has a disability within the meaning of Section 22(e)(3) of the Code;

provided, that only to the extent necessary to satisfy Section 409A of the Code, the Recipient has a “disability” or is “disabled” within the meaning of Section 409A of the Code.

(n)

“Effective Date” shall have the meaning set forth in Section 14 of the Plan.

(o)

“Employee” means any person, including officers and Directors, employed by the Company or any Subsidiary of the Company. The payment to a Director by the Company of Directors’ fees shall not be sufficient to constitute employment by the Company.

(p)

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

(q)

“Executive Officer” means an officer as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934.(1)

(r)

“Fair Market Value”(2) of Stock on any given date shall be determined by the Committee as follows:

(i)

If the Stock is listed for trading on one or more national securities exchanges, or is traded on The NASDAQ Stock Market (including The NASDAQ Global Select Market, The NASDAQ Global Market, or The NASDAQ Capital Market), the closing price on such national securities exchange or The Nasdaq Stock Market on the day of the date in question or, if such Stock shall not have been traded on such principal exchange on such date, the closing price on such principal exchange on the first day after the date in question on which such Stock was so traded;

(ii)

If the Stock is not listed for trading on a national securities exchange or The NASDAQ Stock Market, but is traded in the over-the-counter market, the closing bid price for such Stock on the day prior to the date in question or, if there is no closing bid price for such Stock on such date, the closing bid price on the first day prior thereto on which such price existed; or

(iii)

If neither Section 1.2(r)(i) nor (ii) is applicable, by any means deemed fair and reasonable by the Committee in its sole discretion, which determination shall be final and binding on all parties.

(s)

“Incentive Option” means any Award intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code and that satisfies the requirements set forth therein.

(t)

“Non-Employee Director” means a non-employee Director within the meaning of Rule 16b-3(b)(3) under the Exchange Act.

(u)

“Non-Qualified Option” means any Option that is not an Incentive Option.

(v)

“Option” means any Award to purchase Stock granted pursuant to Section 5 of the Plan.

(w)

“Outside Director” means a member of the Board who satisfies the requirements of an outside director for purposes of Section 162(m) of the Code.

(x)

“Parent Corporation” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(y)

“Recipient” means any eligible person to whom an Award has been granted under this Plan.

(z)

“Restricted Stock” means an Award of shares of Stock pursuant to Section 6 below that is subject to restrictions as described therein.

(aa)

“Restricted Stock Unit” means an Award of the right to receive a share of Stock granted pursuant to Section 6 of the Plan that is subject to restrictions as described therein.

(bb)

“Stock” means the no par value common stock of the Company.

(cc)

“Subsidiary” means any corporation (other than the Company), foreign or domestic, in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(dd)

“Voting Securities” means the Company’s then outstanding securities ordinarily entitled to vote in the election of Directors.

SECTION 2.    Administration

2.1       Authority.   The Plan shall be administered by the Board or by the Committee. If at any time no Committee shall be in office, then the Board shall exercise the functions of the Committee specified in the Plan. The Board may exercise any or all of the functions of the Committee specified in the Plan, except that:

(a)

at such time as any Award is subject to the limitations under Section 162(m) of the Code and regulations promulgated thereunder, the Plan shall be administered by a Committee consisting solely of Outside Directors;

(b)

at such time as the Company and its affiliates are subject to the limitations under Section 16(b) of the Exchange Act, the Committee shall consist solely of Non-employee Directors; and

(c)

the Plan shall be administered by a Committee that is comprised solely of members who satisfy the applicable requirements of any stock exchange on which the Stock may then be listed.

Subject to the foregoing, references in the Plan to the Committee shall also include the Board, to the extent the context permits.

2.2       Powers.   The Committee shall have the power and authority to grant Awards pursuant to the terms of the Plan. In particular, the Committee shall have the authority:

(a)

Recipients. To select Recipients to whom Awards may from time to time be granted hereunder;

(b)

Amount. To determine the number of shares of Stock, units or other measures to be covered by each such Award granted hereunder;

(c)

Terms and Conditions. To determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, any restriction on any Award and/or the Stock relating thereto);

(d)

Amendment; Acceleration. To amend the terms of any Award theretofore granted, prospectively or retroactively, to the extent such amendment is consistent with the terms of the Plan, including to accelerate the date on which any Award becomes exercisable or vested and to accelerate the lapse of restrictions on any Award; provided that no such amendment shall impair the rights of any Recipient without his, her or its consent except to the extent authorized under the Plan;

(e)

Substitution. To substitute new Awards for previously granted Awards; provided, however, that substituting new Awards for previously granted Options having higher exercise prices shall not be permitted without prior shareholder approval;

(f)

Determination. To make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and

(g)

Rules. To adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreements relating thereto); and to otherwise supervise the administration of the Plan.

2.3       Delegation.   Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may delegate the authority to exercise the powers specified in Section 2.2(a), (b) and (c) above to the Vice President of Human Resources or any Executive Officer of the Company; provided, however, that such authority shall not be exercised by any one other than the Committee with respect to persons who are either the chief executive officer, chief financial officer, or any other Executive Officer of the Company or with respect to any Director of the Company.

2.4       Decisions Binding; Limitation on Liability; Indemnification.   All decisions made by the Committee (or its delegate to the extent provided in Section 2.3) pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and Recipients. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan. To the full extent permitted by law, each member and former member of the Board and the Committee and each person to whom the Board or the Committee delegates or has delegated authority under this Plan shall be indemnified by the Company against and from any loss, liability, judgment, damages, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act, interpretation or determination made in good faith under or with respect to this Plan.

SECTION 3.    Stock Subject to Plan

3.1      Shares Reserved for Issuance.   The total number of shares of Stock reserved and available for distribution under the Plan shall be four million (4,000,000) shares of Stock of the Company, which may be used for any Option or any type of other Award granted under the Plan. Such shares shall consist of authorized and unissued shares of Stock of the Company. Shares of Stock subject to Awards consisting of Options shall be counted against the number of shares in the first sentence of this Section 3.1 as one share of Stock for every one share of Stock subject to such Award. Each share of Stock subject to any other Award that does not involve the payment by the Recipient to the Company of any cash or Stock consideration to become the owner of the Stock, including Awards of Deferred Stock, Restricted Stock or Restricted Stock Units, shall be counted against the number of shares in the first sentence of this Section 3.1 as two shares of Stock for every one share of Stock subject to such Award. To the extent that a share of Stock that was subject to an Award described in the foregoing sentence was counted as two shares of Stock against the number of shares in the first sentence of this Section 3.1 pursuant to the preceding sentence is recycled back into the Plan under Section 3.2, the Plan shall be credited with two shares of Stock.

3.2       Share Counting.   If any shares of Stock become available as a result of canceled, unexercised, lapsed or terminated Awards under this Plan or by reason of the purchase by or forfeiture of an Award to the Company, such shares again shall be available for distribution in connection with future Awards under the Plan. Upon a Stock-for-Stock exercise of an Award, the withholding of Stock for the payment of the exercise price of an Award, the withholding of Stock for the payment of taxes on an Award, or any similar transaction involving the withholding of Stock, the shares of Stock used to pay the exercise price of an Award or withheld shall not become available for future distribution under the Plan.(3)

3.3       Adjustments.   Upon any change in the outstanding shares of Stock after the Effective Date by reason of any stock dividend, stock split, reverse stock split, reclassification, combination, exchange of shares or other similar recapitalization of the Company, there shall be an appropriate adjustment to (a) the number or kind of shares of Stock or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (b) the exercise price of any Option or other Award, and/or (c) any other affected terms of such Awards. Notwithstanding the foregoing, no fractional shares shall be issued or paid for. No adjustment shall be made under this Section 3.3 upon the issuance by the Company of any warrants, rights or options to acquire additional Stock or of securities convertible into Stock unless such warrants, rights, options or convertible securities are issued to all shareholders of the Company on a proportionate basis.

3.4       Effect of Award.   The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate or transfer all or any part of its business or assets.

3.5       Application of Code Section 409A.   If and to the extent that any provision of an Award is required to comply with Section 409A of the Code, such provision shall be administered and interpreted in a manner consistent with the requirements of Section 409A. If and solely to the extent that any such provision of an Award as currently written would conflict with Section 409A of the Code, the Committee shall have the authority, without the consent of the Recipient, to administer such provision and to amend the Award with respect to such provision to the extent the Committee deems necessary for the purposes of avoiding any portion of amounts owed to the Recipient being retroactively included in the taxable income of the Recipient for any prior taxable year.

SECTION 4.    Eligibility

Officers, other Employees of the Company and its Subsidiaries, members of the Board, and Consultants who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its Subsidiaries, as determined by the Committee, are eligible to be granted Awards under the Plan. Recipients under the Plan shall be selected from time to time by the Committee, in its sole discretion or as otherwise provided in Section 2.3, from among those eligible.

SECTION 5.    Option Awards

5.1       Option Types.   Each Option shall be evidenced by a written Agreement, in such form as the Committee may approve from time to time, which Agreement shall be subject to the provisions of this Plan and to such other terms and conditions as the Committee may deem appropriate. The Options granted under the Plan may be either Incentive Options or Non-Qualified Options. No Option may be issued more than ten (10) years after the date the Plan is approved by the shareholders of the Company.

5.2       Non-Qualified Options.   To the extent that any Option or portion of an Option does not qualify as an Incentive Option, it shall constitute a separate Non-Qualified Option.

5.3       Incentive Options; Interpretation.   Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to an Incentive Option shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Option under Section 422 of the Code. The preceding sentence shall not preclude any modification or amendment to an outstanding Incentive Option, whether or not such modification or amendment results in disqualification of such Option as an Incentive Option, to the extent that the Committee determines that such modification or amendment is necessary or appropriate.

5.4       Terms and Conditions.   Options granted under the Plan shall be subject to the following terms and conditions, as applicable, and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)

Annual Limit on Incentive Options. The aggregate Fair Market Value (determined as of the time the Option is granted) of the Stock with respect to which an Incentive Option under this Plan or any other plan of the Company and any Subsidiary or Parent Corporation is exercisable for the first time by a person during any calendar year shall not exceed $100,000. To the extent any Option is exercisable in excess of the foregoing limit in any calendar year, such portion of the Option that is in excess of $100,000 shall be a Non-Qualified Stock Option.

(b)

Option Exercise Price. Subject to the last two sentences of this Section 5.4(b), the exercise price per share of Stock purchasable under an Option shall be determined by the Committee at the time of grant and, if the Committee does not fix the exercise price of the Option, the exercise price shall be 100% of the Fair Market Value of the Stock on the date of grant. However, the exercise price of an Option shall not be less than 100% of the Fair Market Value of the Stock on the date of grant of such Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of capital stock of the Company or any Parent Corporation or Subsidiary and an Incentive Option is granted to such Employee, the Incentive Option exercise price shall be no less than 110% of the Fair Market Value of the Stock on the date of grant of such Incentive Option.

(c)

Option Term. Subject to the last two sentences of this Section 5.4(c), the Committee shall fix the term of each Option and, if the Committee does not fix the term of an Option, the term shall be ten (10) years from the date the Option is granted, subject to earlier termination as otherwise provided herein. However, no Option shall be exercisable more than ten years after the date of grant of such Option. If an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of capital stock of the Company or any Parent Corporation or Subsidiary and an Incentive Option is granted to such Employee, the term of such Incentive Option shall be no more than five (5) years from the date of grant of such Incentive Option.

(d)

Exercisability. An Option shall be exercisable in accordance with such terms and conditions and during such periods as determined by the Committee at or after grant, subject to the restrictions stated in Section 5.4(a) above. The Committee may also grant Options that become exercisable upon the attainment of specified performance goals over a specified performance period. If the Committee does not determine the time at which an Option shall be exercisable, such Option shall be exercisable in equal installments of up to 20% of the shares of Stock subject to the Option on and after the first anniversary of the date of grant of the Option and up to an additional 20% of the shares of Stock subject to the Option on and after the second, third, fourth and fifth anniversary dates of the date of grant of the Option, subject to earlier termination as otherwise provided herein. Notwithstanding anything in the Plan to the contrary, no Option shall be exercisable after the expiration of its term.

(e)

Method of Exercise. An Option may be exercised, in whole or in part, at any time during the Option term, by giving written notice of exercise to the Company, specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the exercise price, either by certified or bank check, or by any other form of legal consideration deemed sufficient by the Committee and consistent with the Plan’s purpose and applicable law, including to the extent permitted by applicable law, delivery of irrevocable instructions to a broker acceptable to the Company to promptly deliver to the Company the amount of sale or loan proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. As determined by the Committee at the time of grant or exercise, in its sole discretion, payment in full or in part may also be made by tendering, by either actual delivery of Stock or attestation, Stock already owned by the Recipient for a period of time greater than six (6) months (or such other period established from time to time by the Committee in order to avoid adverse accounting treatment under generally accepted accounting principles) and that is valued at Fair Market Value as of such time; provided, however, that in the case of an Incentive Option, the right to make a payment in the form of already owned shares of Stock may be authorized only at the time the Incentive Option is granted. No Stock shall be issued upon exercise of an Option until full payment therefor has been made. A Recipient shall generally have the rights to dividends and other rights of a shareholder with respect to Stock subject to the Option after the Recipient has given written notice of exercise, has paid in full for such Stock, and, if requested, has given the representation described in Section 11.1.

(f)

Transferability of Options.

(i)

No Incentive Option shall be transferable by the Recipient otherwise than by will or by the laws of descent and distribution, and an Incentive Option shall be exercisable during a Recipient’s lifetime only by such Recipient.

(ii)

The Committee may, in its discretion, authorize all or a portion of any Nonqualified Option to be granted to a Recipient to be on terms which permit transfer by such Recipient to: (A) the spouse, children or grandchildren of the Recipient (“Immediate Family Members”), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) a partnership or partnerships in which such Immediate Family Members are the only partners, provided that: (1) there is no consideration for any such transfer, (2) the Option pursuant to which such Stock is granted has been approved by the Committee and expressly provides for transfer in a manner consistent with this Section 5.4(f)(ii), and (3) subsequent transfers of a transferred Option shall be prohibited. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Recipient” herein shall in such event be deemed to refer to the transferee, except that the events of termination of employment and service and the provisions of Sections 5.4(g) and (h) hereof shall continue to be applied with respect to the original Recipient, following which the Option shall be exercisable by the transferee only to the extent, and for the periods, specified in such Sections.

(iii)

Non-Qualified Options may be transferred to the spouse or former spouse of the Recipient to the extent provided in a domestic relations order issued in accordance with applicable state law.

(g)

Termination by Death or Disability. Unless the Option Agreement provides otherwise or the Committee determines otherwise, if a Recipient’s employment by or service to the Company or any Subsidiary or Parent Corporation terminates by reason of the Recipient’s death or Disability, the Option may thereafter be exercised, to the extent it was exercisable at the time of death or Disability (or on such accelerated basis as the Committee shall determine at or after grant), by the Recipient or the legal representative of the estate or by the legatee of the Recipient under the will of the Recipient, but it may not be exercised after one year from the date of such Disability or death or the expiration of the stated term of the Option, whichever period is shorter. In the event of termination of employment or service by reason of the Recipient’s death or Disability, if an Incentive Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the Option will thereafter be treated as a Non-Qualified Option. All Options or portions thereof that are not vested at the time of termination shall automatically terminate at such time.

(h)

Other Termination. Unless the Option Agreement provides otherwise or the Committee determines otherwise, if a Recipient’s employment by or service to the Company or any Subsidiary or Parent Corporation terminates for any reason other than the Recipient’s death or Disability, the Option may thereafter be exercised by the Recipient to the extent it was exercisable at the time of such termination for three months from the date of such termination or the expiration of the stated term of the Option, whichever period is shorter, and the portions of all Options that are not vested at the time of termination shall automatically terminate at such time.

(i)

Option Cancellation or Repurchase. Notwithstanding any other provisions of the Plan or any Agreement evidencing any outstanding Option, the Company shall not be permitted to cancel any outstanding Options in exchange for the issuance of any other Award or to repurchase outstanding Options if the per share exercise price of the Option is higher than the Fair Market Value of the Stock subject to the Options.

SECTION 6.    Awards of Restricted Stock and Restricted Stock Units

6.1       Grant.   Awards of Restricted Stock and Restricted Stock Units may be granted either alone or in addition to other Awards granted under the Plan. The Committee shall determine to whom Restricted Stock and Restricted Stock Units will be granted, the number of shares subject to Awards of Restricted Stock or Restricted Stock Units, the times or other conditions within which such an Award may be subject to forfeiture, and all other conditions of Awards of Restricted Stock or Restricted Stock Units in addition to those contained in Section 6.4.The Committee may also grant Restricted Stock and Restricted Stock Units in which the restrictions lapse upon the attainment of specified performance goals over a specified performance period.

6.2       Award Agreement.   Each Award of Restricted Stock or Restricted Stock Units shall be evidenced by a written Agreement, in such form as the Committee may approve from time to time, which Agreement shall be subject to the provisions of this Plan and to such other terms and conditions as the Committee deems appropriate. The Recipient of an Award of shares of Restricted Stock or Restricted Stock Units shall not have any rights with respect to such Award unless and until such Recipient has executed an Agreement evidencing the Award, has delivered a fully executed copy thereof to the Company, and has otherwise complied with its then applicable terms and conditions.

6.3       Restricted Stock Award Certificate.   Subject to the last sentence of this Section 6.3, each Recipient of a Restricted Stock Award shall be issued a stock certificate in respect of shares of Restricted Stock awarded under the Plan. Such certificate shall be registered in the name of the Recipient and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

The transferability of this certificate and the shares of Stock represented hereby are subject to the terms and conditions (including forfeiture) of the Daktronics, Inc. 2007 Stock Incentive Plan and an Agreement entered into between the registered owner and the Company. Copies of such Plan and Agreement are on file in the offices of the Secretary of the Company.

The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company or its designated agent for that purpose until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Recipient shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award. The Company may issue shares of Restricted Stock without a stock certificate in book entry form if it determines it can reasonably do so in compliance with the restrictions set forth in the Agreement governing such Restricted Stock Award.

6.4       Restrictions and Conditions on Restricted Stock Awards.   The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(a)

Restriction Period. Subject to the provisions of this Plan and the Award Agreement, during a period set by the Committee commencing with the date of such Award (the “Restriction Period”), the Recipient shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

(b)

Rights as Shareholder. Except as provided in Sections 6.4(a) and (c), or as otherwise provided in an applicable Award Agreement, the Recipient shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends. The Committee, in its sole discretion or as otherwise required by application of Section 409A of the Code, may require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional shares of Restricted Stock (to the extent shares are available under Section 3.1). Certificates for shares of unrestricted Stock shall be delivered to the Recipient promptly after, and only after, the period of forfeiture shall have expired without forfeiture in respect of such shares of Restricted Stock and any other conditions to the vesting of the Restricted Stock have been met.

(c)

Performance Restrictions. Notwithstanding Section 6.4(b) above, any Award of Restricted Stock based on the achievement of performance goals shall not be considered outstanding for any purpose, and no dividends, voting or other rights of a shareholder shall attach to such shares until such time as the performance goals have been satisfied and the shares are issued to the Recipient without restriction.

(d)

Termination of Employment or Service. Except to the extent provided in the applicable Award Agreement, upon termination of employment or service of a Recipient for any reason during the Restriction Period, all shares of Restricted Stock then subject to restriction shall automatically terminate and be forfeited by the Recipient. The Committee may, in its sole discretion, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to the Recipient’s shares of Restricted Stock.

(e)

Transferability. Subject to the provisions of this Plan and the Award Agreement, Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Restriction Period.

6.5       Terms and Conditions of Awards of Restricted Stock Units.   The shares of Restricted Stock Units awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(a)

Vesting. At the time of the grant of Restricted Stock Units, the Committee may impose such restrictions or conditions to the vesting of such Restricted Stock Units as it, in its sole discretion, deems appropriate, to be contained in the Award Agreement. The Committee may divide such Restricted Stock Units into classes and assign different vesting conditions for each class. If all conditions to the vesting of a Restricted Stock Unit are satisfied, and except as provided in Section 6.5(c), upon the satisfaction of all vesting conditions with respect to a Restricted Stock Unit, such Restricted Stock Unit shall vest.

(b)

Shares Upon Vesting. Upon the vesting of Restricted Stock Units, the Recipient shall be entitled to receive, within 30 days following the date on which such Restricted Stock Units vest, one share of Stock for each Restricted Stock Unit that so vests.

(c)

Termination of Employment or Service. Except to the extent provided in the applicable Award Agreement, upon termination of a Recipient’s employment or service for any reason, all Restricted Stock Units shall automatically terminate and be forfeited by the Recipient. The Committee may, in its sole discretion, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to the Recipient’s Restricted Stock Units.

(d)

Transferability. Subject to the provisions of this Plan and the Award Agreement, Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered during the Restriction Period.

SECTION 7.    Deferred Stock Awards

7.1       Grant.   Deferred Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the duration of the period (the “Deferral Period”) during which, and the conditions under which, receipt of the Deferred Stock will be deferred, and the other terms and conditions of the Award consistent with the terms of the Plan, in addition to those contained in Section 7.2. The Committee may also condition the receipt of Deferred Stock upon the attainment of specified performance goals. Each Award of Deferred Stock shall be confirmed by, and subject to the terms of, an Agreement executed by the Company and the Recipient.

7.2       Terms and Conditions.   Shares of Deferred Stock awarded pursuant to this Plan shall be subject to the following terms and conditions:

(a)

Transferability. Subject to the provisions of this Plan and the applicable Award Agreement, Deferred Stock Awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period, share certificates shall be delivered to the Recipient in a number equal to the shares covered by the Deferred Stock Award.

(b)

Rights as Shareholder. An Award of Deferred Stock shall not be considered outstanding for any purpose, and no dividends, voting or other rights of a shareholder shall attach to such shares until such time as the Deferral Period has ended and the shares are issued to the Recipient.

(c)

Termination of Employment or Service. Except as provided in the applicable Award Agreement, upon termination of employment or service for any reason during the Deferral Period, the Award of Deferred Stock shall automatically terminate and be forfeited by the Recipient. The Committee may, in its sole discretion, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder with respect to any or all of the Recipient’s Deferred Stock.

SECTION 8.   Change in Control

8.1      Automatic Acceleration.   Upon the occurrence of a Change in Control, except as otherwise provided in an applicable Agreement, all outstanding Awards granted to a Recipient that have not theretofore vested shall immediately vest, and all restrictions on such Awards shall immediately lapse, and each Option granted to a Recipient that is outstanding at such time shall be come fully and immediately exercisable.

8.2       Limitation on Change in Control Payments.   Notwithstanding anything in Section 8.1 or Section 9 to the contrary, if, with respect to a Recipient, the acceleration of the exercisability of an Option or the payment of cash in exchange for all or part of an Award as provided in Section 8.1 or Section 9 (which acceleration or payment could be deemed a “parachute payment” within the meaning of Section 280G(b)(2) of the Code), together with any other payments which such Recipient has the right to receive, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code) then, unless otherwise provided in the applicable Award Agreement, such acceleration of exercisability or vesting and payments pursuant to the Plan shall be reduced to the largest amount as, in the sole judgment of the Committee, will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code.

SECTION 9.    Additional Change in Control Provisions

In addition to the provisions of Section 8, upon the occurrence of a Change in Control, the Committee shall be obligated to do one of the following in order to protect the interests of Recipients upon a Change in Control:

(a)

Substitution of Award. Make appropriate provision for the protection of outstanding Awards granted under this Plan by the substitution, in lieu of such Awards, of other Awards, which other Awards are designed to preserve the value of the Awards granted under the Plan;

(b)

Cancellation of Options. With respect to any Option, declare, at least twenty days prior to the Change in Control, and provide written notice to each Recipient of the declaration, that each outstanding Option, whether or not then exercisable, shall be cancelled at the time of, or immediately prior to the occurrence of, the Change in Control (unless it shall have been exercised prior to the occurrence of the Change in Control); and/or

(c)

Cash Payment. Cause payment to be made, within twenty days after a Change in Control, in exchange for each cancelled Award to each Recipient of an Award that is cancelled, of an amount of cash equal to the Fair Market Value for each share of Stock covered by the cancelled Award, except that with respect to any cancelled Option, cash equal to the amount (if any) by which the per share transaction consideration, taking into account such factors as the Committee deems appropriate in determining this value, exceeds the exercise price per share of Stock covered by such Option.

Notwithstanding the foregoing, no Recipient of an Award shall be entitled to the payment provided in this Section 9 if such Award has expired or was cancelled pursuant to the terms of the Plan or the applicable Agreement.

SECTION 10.    Substitute Awards

10.1       Purpose.   Awards may be granted under this Plan from time to time in substitution for Awards held by Employees of other corporations who are about to become Employees of the Company, or any Parent Corporation or Subsidiary thereof, or whose employer is about to become a Subsidiary of the Company, as the result of a merger or consolidation of the Company or its Subsidiary with another corporation, the acquisition by the Company or its Subsidiary of all or substantially all the assets of another corporation, the acquisition by the Company or its Subsidiary of at least 50% of the issued and outstanding stock of another corporation, or such other similar corporate transaction as determined by the Committee, in its sole discretion.

10.2       Terms and Conditions.   To the extent permitted by applicable law, the terms and conditions of the substitute Award granted pursuant to Section 10.1 may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the Stock Awards in substitution for which they are granted; provided, however, with respect to Incentive Options, unless otherwise determined by the Committee, no such variation shall be permitted that affects the status of any such substitute Option as an Incentive Option.

SECTION 11.    General Provisions

11.1       Compliance With Laws.   No Stock will be issued pursuant to the Plan unless in compliance with applicable legal requirements including, without limitation, those relating to securities laws and stock exchange listing requirements. The Committee may require each Recipient receiving Stock pursuant to an Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the Stock without a view to distribution thereof.

11.2       Stop Transfer Orders.   All certificates for Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The issuance of Stock may be effected on a non-certificated basis to the extent not prohibited by applicable law or the applicable rules of any stock exchange upon which the Stock is then traded.

11.3       No Rights as a Shareholder.   Unless otherwise provided by the Committee, in the Plan or in an Award Agreement or in any other written agreement between a Recipient and the Company or a Subsidiary of the Company, no Award shall entitle the Recipient to any cash dividend, voting or other rights of a shareholder of the Company unless and until the date of issuance under the Plan of any shares of Stock that are subject to such Award.

11.4       Effect of Transfer/Leave of Absence.   For purposes of any Incentive Option, the following events shall not be deemed a termination of employment:

(a)

Transfer. A transfer of an Employee from the Company to a Parent Corporation or a Subsidiary, or a transfer of an Employee from a Parent Corporation or a Subsidiary to the Company or any other Parent Corporation or Subsidiary;

(b)

Leave of Absence. A leave of absence approved in writing by the Company; and;

(c)

Military Leave. A military leave in which the Employee’s right to reemployment is guaranteed under the provisions of the Uniform Services Employment and Reemployment Rights Act (USERRA) and regulations promulgated thereunder.

11.5       Tax Withholding.   Each Recipient shall, no later than the date as of which any part of the value of an Award first becomes includable as compensation in the gross income of the Recipient for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, any Parent Corporation and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due from it to the Recipient. If the terms of an Award so permit, a Recipient may elect by written notice to the Company to satisfy part or all of the withholding tax requirements associated with the Award by:

(a)

Retain Stock. Authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the Recipient, or

(b)

Delivering of Held Stock. Delivering to the Company from Stock already owned by the Recipient, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the Recipient under this Section, and if shares of Stock are withheld, the amount withheld shall not exceed the minimum required federal, state and FICA withholding amount.

Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings, accounting rules, regulations and requirement and any other rules or regulations established by the Committee.

11.6      No Right to Employment, Service or Awards.   The granting of an Award under the Plan shall impose no obligation on the Company, its Subsidiary or any Parent Corporation to continue the employment of a Recipient and shall not lessen or affect the Company’s, its Subsidiary’s or its Parent Corporation’s right to terminate the employment of such Recipient. Nothing in the Plan shall interfere with or limit in any way the right of the Company, the Board or the Company’s shareholders to terminate the directorship of any Director at any time, nor confer upon any Director any right to continue to serve as a Director of the Company. Nothing in the Plan shall interfere with or limit in any way the right of the Company or the Board to terminate the service of any Consultant at any time, nor confer upon any Consultant any right to continue to serve as a Consultant to the Company. No Recipient or other person shall have any claim to be granted any Award, and there is no obligation for uniform treatment of Recipients or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Recipient.

11.7       Other Benefit and Compensation Programs.   Payments and other benefits received by a Recipient under an Award shall not be deemed a part of a Recipient’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company, its Subsidiary or its Parent Corporation, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

11.8       Successors and Assigns.   The Plan shall be binding on all successors and assigns of the Company and a Recipient including, without limitation, the estate of such Recipient and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Recipient’s creditors.

11.9       Nontransferability of Awards; Designation of Beneficiary.

(a)

Nontransferability. Unless otherwise provided in this Plan or in the applicable Award Agreement, no Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Recipient or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent a Recipient designates one or more beneficiaries on a Company-approved form, as set forth in Section 11.9(b) of this Plan, who may exercise the Award or receive payment under the Award after the Recipient’s death, and during a Recipient’s lifetime, an Award may be exercised only by the Recipient.

(b)

Designation of Beneficiary. A Recipient may designate a beneficiary to succeed to the Recipient’s Awards under the Plan in the event of the Recipient’s death by filing a beneficiary form with the Company and, upon the death of the Recipient, such beneficiary shall succeed to the rights of the Recipient to the extent permitted by law, the terms of this Plan and the applicable Award Agreement. In the absence of a validly designated beneficiary who is living at the time of the Recipient’s death, the Recipient’s executor or administrator of the Recipient’s estate shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution.

11.10       International Recipients.   With respect to Recipients who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan or adopt such modifications, procedures or subplans with respect to such Recipients as are necessary or desirable to ensure the viability of the benefits of the Plan, comply with applicable foreign laws or obtain more favorable tax or other treatment for a Recipient, the Company, a Subsidiary or a Parent Corporation; provided, however, that no such changes shall apply to the Awards to Recipients who may be “covered employees” under Section 162(m) of the Code or any successor thereto unless consistent with the provisions thereof.

11.11       No Trust or Fund.   The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies, other property, or shares of Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Recipient, and no Recipient shall have any rights that are greater than those of a general unsecured creditor of the Company.

11.12       Severability.   If any provision of the Plan or any Award Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan or Award Agreement, and such Plan or Award Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

SECTION 12.    Term; Amendments and Termination

(a)

Term. This Plan shall commence on the Effective Date and shall terminate on 14 August, 2017 or at such earlier date as the Committee shall determine, and no Award may be granted under the Plan after 14 August, 2017. The termination of this Plan shall not affect any Awards then outstanding under the Plan.

(b)

Amendments. The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of a Recipient under an Award theretofore granted without the Recipient’s or Recipient’s consent. The Board shall obtain approval of the Company’s shareholders for any amendment that would require such approval in order to satisfy the requirements of Section 162(m) of the Code, Section 422 of the Code, stock exchange rules or other applicable law. The Committee may amend the terms of any Award theretofore granted prospectively or retroactively; however, subject to Sections 3, 8 and 9 of the Plan, no such amendment shall impair the rights of any Recipient without his, her or its consent. Adjustments made by the Committee pursuant to Section 3 (relating to adjustments of Stock) and Section 9 shall not be subject to the limitations of this Section 12. Notwithstanding the foregoing provisions of this Section 12, neither the Plan nor any outstanding Option shall be amended to decrease the exercise price of such Award unless first approved by the requisite vote of the shareholders, and neither the Plan nor any outstanding Agreement shall be amended in any way that would cause an outstanding Award that is not subject to the tax described in Section 409A of the Code to be subject to such tax.

SECTION 13.    Governing Law

To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken under this Plan shall be governed by the laws of the State of South Dakota, without regard to the conflicts of law provisions thereof, and construed accordingly.

SECTION 14.    Effective Date of Plan

The Plan shall be effective on the date it is approved by the Company’s shareholders, which was _________, 2007.